[LETTERHEAD]

September 9, 1999

ESSENTIAL.COM
John Duffy
3 Burlington Woods Dr.
4th Flr.
Burlington, MA 01803

John,

Enclosed you will find a copy of the ESSENTIAL.COM resale signature ready agreement for the state of Texas. Please review the agreement and let me know if you have any questions. If you are ready to sign the agreement, sign in the designated places and return the entire agreement to my office.

Once we receive the signed copy, the President-Industry Markets of Southwestern Bell will sign it and a copy will be forwarded to you. Southwestern Bell will file the agreement with the Texas Public Utilities Commission. If you have any questions in the meantime, please call me at 214 464-8557 or you can E-mail me at ac9085@txmail.sbc.com.

Sincerely,


/s/ Alex Cedillo
-----------------------------
Alexander (Alex) Cedillo
Account Manager-LPAT
Southwestern Bell



enclosure

                            RESALE AGREEMENT BETWEEN
                       SOUTHWESTERN BELL TELEPHONE COMPANY
                                AND essential.com

                                TABLE OF CONTENTS

I.      DESCRIPTION AND CHARGES FOR SERVICES ..................................1

II.     TERMS AND CONDITIONS FOR RESALE OF SERVICES ...........................3
        A. PERMITTED USE OF RESOLD SERVICES BY CLEC AND ITS END USERS .........3
        B. USE OF SWBT TRADEMARKS .............................................5
        C. NETWORK AND SERVICE ORDER CONDITIONS ...............................5
        D. CUSTOMER SPECIFIC PRICING ..........................................6

III.    ADDITIONAL SERVICES ...................................................7
        A. 911/E911 ...........................................................7
        B. DIALING PARITY .....................................................7
        C. WHITE PAGE DIRECTORIES: LISTINGS,
           DISTRIBUTION AND INFORMATION PAGE ..................................8
        D. DIRECTORY ASSISTANCE (DA) ..........................................9
        E. OPERATOR SERVICES (OS) ............................................10
        F. PAYPHONE SERVICES .................................................10

IV.     RESPONSIBILITIES OF SWBT .............................................10

V.      ADDITIONAL RESPONSIBILITIES OF THE PARTIES ...........................12
        A. COOPERATION ON FRAUD ..............................................12
        B. FILING THE AGREEMENT...............................................12


VI.     CHANGES IN SUBSCRIBER CARRIER SELECTIONS .............................13

VII.    ADDITIONAL RESPONSIBILITIES OF CLEC...................................14
        A. PAYMENT OF RATES AND CHARGES ......................................14
        B. INTERFACES WITH SWBT ..............................................18
        C. REPAIR CONTACT ARRANGEMENTS .......................................19
        D. CLEC OPERATING COMPANY NUMBER (OCN) ...............................19
        E. SPECIAL SERVICE ARRANGEMENTS ......................................19
        F. DEVELOPMENT OF BRANDING AND CUSTOMIZED ROUTING ....................19

VIII.   NONEXCLUSIVITY .......................................................21

IX.     SUPPORT SYSTEMS SERVICES .............................................21
        A. SUPPORT SYSTEMS SERVICES ..........................................21
        B. NETWORK MANAGEMENT CONTROLS .......................................23
        C. LAW ENFORCEMENT AND CIVIL PROCESS..................................23

X.      CALL TRACE............................................................24

XI.     TAXES ................................................................24

XII.    TERMINATION OF SERVICE TO CLEC. ......................................25

XIII.   FORCE MAJEURE ........................................................27

XIV.    LIMITATION OF LIABILITY ..............................................27

XV.     NONDISCLOSURE ........................................................28

XVI.    PUBLICITY ............................................................29

XVII.   ASSIGNMENT ...........................................................29

XVIII.  DISPUTE RESOLUTION ...................................................30
        A. FINALITY OF DISPUTES ..............................................30
        B. ALTERNATIVE TO LITIGATION .........................................30
        C. COMMENCING DISPUTE RESOLUTION .....................................30
        D. INFORMAL RESOLUTION OF DISPUTES ...................................30
        E. FORMAL DISPUTE RESOLUTION .........................................31
        F. ARBITRATION .......................................................32
        G. BILLING DISPUTES...................................................33
        H. NO CONFLICT .......................................................34

XIX.    VERIFICATION REVIEWS .................................................34

XX.     COMPLIANCE WITH LAWS .................................................35

XXI.    CERTIFICATION REQUIREMENTS............................................36

XXII.   INTENTIONALLY LEFT BLANK .............................................36

XXIII.  NOTIFICATION .......................... ..............................36

XXIV.   NOTICES ................................ .............................36

XXV.    BENEFICIARIES ........................................................37

XXVI.   TERM .................................................................37

XXVII.  EFFECTIVE DATE .......................................................38

XXVIII. WAIVER ...............................................................38

XXIX.   DISCLAIMER OF WARRANTIES .............................................38

XXX.    RELATIONSHIP OF THE PARTIES ..........................................38

XXXI.   INTERVENING LAW AND PRESERVATION OF RIGHTS ...........................38

XXXII.  COMPLETE TERMS .......................................................39

                            RESALE AGREEMENT BETWEEN
                       SOUTHWESTERN BELL TELEPHONE COMPANY
                                AND ESSENTIAL.COM

     This Agreement is between Southwestern Bell Telephone Company ("SWBT"), a Missouri corporation, and essential.com. ("CLEC"), a Delaware corporation, (collectively, "the Parties") entered into this__________ day of__________ 1999.

     WHEREAS, pursuant to the Telecommunications Act of 1996 (the "Act"), the Parties wish to establish terms for the purchase by CLEC of certain SWBT retail telecommunications services and certain other services for resale by CLEC to its local exchange end users in the State of Texas. Therefore, the Parties hereby agree as follows:

     The geographic SCOPE of this Agreement shall include all exchanges served by SWBT in the state of Texas. This Agreement shall exclusively govern CLEC's purchases of the services which are the subject of this Agreement, including any Appendices, Exhibits, Attachments and/or Amendments hereto, in such state. By entering this Agreement CLEC agrees that it is purchasing services pursuant to this Agreement and not General Exchange Tariff (HB2128) and shall continue to abide by all terms of this Agreement unless terminated as provided herein.

I.   DESCRIPTION AND CHARGES FOR SERVICES

     A. Attached hereto as Exhibit A is a list of Telecommunications Services currently available for resale at the wholesale discount rate set by the Commission through arbitration, i.e., 21.6% off the retail rate for each service. Except as otherwise expressed herein and consistent with SWBT's obligation under Sections 251(c)(4)(A) of the Act, CLEC may resell other Telecommunications Services offered by SWBT and not listed in Exhibit A. Exhibit B contains a list of other services available for resale at the discount included in the exhibit.

     B. SWBT shall make available for resale by CLEC SWBT's Bill Plus or Consolidated Billing service at a discount of five percent (5%) off SWBT's tariffed rate for each service (or in the event these services are not tariffed, at the rate SWBT charges its subscribers).

     C. SWBT shall make available for resale by CLEC the following SWBT services at SWBT's tariffed rate for each service (or in the event a service is not tariffed, at the rate SWBT charges its subscribers, except as otherwise provided herein):

          - Construction Charges
          - Connections with Terminal Equipment and Communication System
          - Distance Learning
          - Maintenance of Service Charges
          - Suspension Services
          - Telecommunications Service Priority Systems
          - Access Services
          - Cellular Mobile Telephone Interconnection Services
          - Exchange Connection Services
          - Shared Tenant Service
          - 976 Information Delivery Service

     D. The Distance Learning discount is in addition to the discounts for the underlying services provided. Suspension of Service discounts apply to the discounted rate for the underlying service. When CLEC resells Shared Tenant Service, CLEC will receive the discount associated with the underlying service used in the shared tenant arrangement.

     E.   SWBT shall be under no obligation to offer the following for resale:

          - BDS/LAN
          - Customer Provided Equipment
          - Customized Billing Reports
          - InLine -Registered Trademark- Products
          - Inside Wiring
          - Semi-Public Telephone Booths and Enclosures
          - 911 Universal Emergency Number Equipment

     F. Grandfathered services are also available for resale at the applicable wholesale discount to the same customers to which SWBT offers the service.

     G. Telecommunications Services will be resold to CLEC on terms and conditions that are reasonable and nondiscriminatory.

     H. CLEC may offer to resell Customer Initiated Suspension and Restoral Service to their end users. SWBT will offer to CLEC Company Initiated Suspension service for their own purposes at the SWBT retail tariffed rate. Should CLEC choose to suspend their end user through Company Initiated Suspension Service, this suspension period shall not exceed fifteen (15) calendar days. If CLEC issues a disconnect on their end user account within the fifteen (15) day period, appropriate services will not be billed for the suspension period. However, should CLEC issue a disconnect after the fifteen (15) day suspension period, CLEC will be responsible for all appropriate charges on the account back to the suspension date, Should CLEC restore their end user, restoral charges at the SWBT retail tariffed rate will apply and CLEC will be billed for the appropriate service from the time of suspension.

II.  TERMS AND CONDITIONS FOR RESALE OF SERVICES

     The following terms and conditions are applicable to all services purchased under this Agreement.

     A.   PERMITTED USE OF RESOLD SERVICES BY CLEC AND ITS END USERS

          1. For services included in this Agreement which are offered through tariffs by SWBT to its end users, the rules and regulations associated with the applicable State General Exchange Tariff, Local Exchange Service Tariff, and the other tariffs for the resold service (such tariffs collectively referred to herein as "corresponding tariffs"), apply except for applicable resale restrictions and except as otherwise provided herein.

          2. CLEC shall only sell Plexar -R- services to a single end user or multiple users on continuous properties.

          3. Except where otherwise explicitly provided in the corresponding tariffs, or except where SWBT permits such sharing by its own end users, CLEC shall not permit the sharing of a service by multiple end users or the aggregation of traffic from multiple end users onto a single service; however, based upon the Commission's Arbitration Order, SWBT will not retain its limitation on aggregation for purposes of the resale of volume discount offers.

          4. CLEC shall only resell services purchased under this Agreement to the same class of end users to whom SWBT sells such services (e.g. residence service shall not be resold to business end users). CLEC may only resell Lifeline Assistance, Link-Up, and other like services to similarly situated customers who are eligible for such services. Further, to the extent CLEC resells services that require certification on the part of the buyer, CLEC will ensure that the buyer has received proper certification and complies with all rules and regulations as established by the Commission.

          5. For purposes of this section, "short term promotions" of Telecommunications services are limited in length to no more than ninety (90) days for the length of the period during which the promotion may be offered to the public, and to no more than ninety (90) days for the period during which any and all benefits from the promotion must be realized or captured by the subscriber, and that the subscriber must begin receiving the benefit during the offering period.

               a. Based upon the Arbitration Order of the Commission, CLEC may obtain the short term promotional service from SWBT for resale but CLEC is not entitled to receive a discount from SWBT off of the promotional rate.

               b. Retail rates that do not qualify as a short term promotion, i.e., those in excess of 90 days, are the rates to which the respective wholesale discounts in Section 1 apply while they are in effect.

               c. Nothing in this Agreement shall require SWBT to provide to CLEC promotional service elements that are not Telecommunications Services such as CPE and Inside Wire Maintenance Plans.

          6. CLEC shall not use a resold service to avoid the rates, terms and conditions of SWBT's corresponding tariffs.

          7. CLEC shall not use resold local exchange telephone service to provide access or interconnection services to itself, interexchange carriers (IXCs), wireless carriers, competitive access providers (CAPs), or other telecommunications providers. Provided however, that CLEC may permit its end users to use resold local exchange telephone service to access IXCs, wireless carriers, CAPs, or other retail telecommunications providers.

          8. If CLEC is found to be in violation of a provision of this Agreement, SWBT shall notify CLEC of the violation in writing of the specific provision being violated. At such time, CLEC shall have thirty (30) days to correct the violation and notify SWBT in writing that the violation has been corrected. SWBT shall then bill CLEC for the charges which should have been collected by SWBT or the actual revenues collected by CLEC from its end users for the stated violation, whichever is greater. If CLEC disputes the violation, it shall notify SWBT in writing within fourteen
               (14) days of receipt of notice from SWBT. Disputes shall be resolved as outlined in the Dispute Resolution section of the Agreement.

          9. An End User Common Line (EUCL) charge will continue to apply for each local exchange line resold under this agreement. All federal rules and regulations associated with EUCL charges, as found in Tariff FCC 73, also apply. To the extent ordered by the Texas Public Utility Commission, the wholesale discount will apply to the EUCL.

          10. To the extent allowable by law, CLEC shall be responsible for Primary Interexchange Carrier (PIC) change charges associated with such local exchange line. CLEC shall pay for PIC changes at the tariffed rate.

          11. SWBT is not required to make services available for resale at wholesale rates to CLEC for its own use or to CLEC's affiliates, subsidiaries, predecessors, successors, assignees or anyone or any entity claiming by or through CLEC.

     B.   USE OF SWBT TRADEMARKS

          Except where otherwise required by law, CLEC shall not, without SWBT's written authorization, offer the services covered by this Agreement using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative designs of SWBT or its affiliates. Nor shall CLEC state or imply that there is any joint business association or similar arrangement with SWBT in the provision of telecommunications services to CLECs own end users. CLEC may brand services included in this Agreement with its own brand name, but SWBT shall not be responsible for providing such branding.

     C.   NETWORK AND SERVICE ORDER CONDITIONS

          1. SWBT shall provide the services covered by this Agreement subject to availability of existing facilities and on a nondiscriminatory basis with its other customers. CLEC shall resell the services provided herein only in those service areas in which such resale services or any feature or capability thereof are offered at retail by SWBT as the incumbent local exchange carrier to its end users.

          2. When CLEC converts an end user currently receiving noncomplex service from the SWBT network, without any changes to SWBT's network, and such order requires manual processing by SWBT personnel, CLEC will be charged an interim per order (i.e., per billable telephone number) conversion charge of $16.65 in Texas.

               Conversion orders processed and completed electronically will be charged $5 per order on an interim basis. Complex orders will be charged at an interim rate of $52.55 per order. Custom Services conversions (e.g. Plexar Custom) will be handled on a Customer Specific Proposal basis.

               When CLEC converts an end user's service and adds or changes are made to the network, the respective conversion charge will apply, as well as any normal service order charges associated with said changes. All non-recurring service connection charges, excluding the conversion charge mentioned above, will be charged at a discount for those services listed in Exhibits A and B.

          3. For the purposes of ordering new service under this Agreement, each request for new service shall be handled as a separate and initial request for service per billable telephone number. The additional line rate for Service Order Charges shall apply only to those requests for additional residential service at the end user's same location where a residential line is currently provided on SWBT's network, regardless of the non-facilities based Competitive Local Exchange Carrier of record.

          4. For purposes of this section, CLEC service orders shall be handled in the same fashion as SWBT employs for its own end users.

     D.   CUSTOMER SPECIFIC PRICING

          CLEC may convert current SWBT end users and SWBT or any reseller of SWBT local service may convert current CLEC end users with existing term, volume, termination liability or any customer specific pricing (all of the aforementioned referred to hereinafter as CSP) contracts existing with the current Local Service Provider (LSP) in the State of Texas reciprocally with the following responsibilities subject to any modifications ultimately approved in Docket 17759 and any appeals thereof:

          1.   RESPONSIBILITIES OF CLEC

               CLEC will assume in writing the balance of the terms, including volume, term and termination liability existing on a current retail or resold SWBT end user at the time of conversion. CLEC may resell the CSP initially at the wholesale discount of 5.62% for Customer Specific contracts and 8.04% for existing Tariffed Volume and term contracts. Correspondingly, CLEC will not charge their end user termination liability when an existing CSP contract between CLEC end user is converted to SWBT or any other LSP reselling SWBT local service.

          2.   RESPONSIBILITIES OF SWBT

               SWBT will not charge the end user termination liability when an existing CSP contract is converted to CLEC for resale. Correspondingly, SWBT or other LSP will assume in writing the balance of the terms, termination liability, volume or customer specific pricing contracts that exist when a current CLEC end user is converted to SWBT or other reseller of SWBT local service.

III. ADDITIONAL SERVICES

     A.   911/E911

          1. Access to the 911 or E911 service, available to SWBT end users in the area(s) served by CLEC, shall be made available to CLEC's end users.

          2. CLEC shall be responsible for collecting and remitting all applicable 911 surcharges on a per line basis to the Public Safety Answering Point (PSAP).

          3. When requested by SWBT, CLEC shall provide timely, accurate and complete information on each of CLEC's end users as needed for the provisioning of 911 service to CLECs end users. Such information shall be in a format and a time frame pre-subscribed by SWBT for purposes of 911 administration.

     B.   DIALING PARITY

          1.   LOCAL DIALING PARITY

               SWBT agrees that local dialing parity shall be available to CLEC. That is, end users of SWBT and end users of CLEC shall have the same exchange boundaries, such end users shall be able to dial the same number of digits when making a "local" call.

          2.   IntraLATA TOLL DIALING PARITY

               SWBT agrees to make IntraLATA toll dialing parity available in accordance with Section 25(1)(b)(3) of the Telecommunications Act of 1996.

     C.   WHITE PAGE DIRECTORIES: LISTINGS, DISTRIBUTION AND INFORMATION PAGE

          1. CLEC's subscribers to basic residential and business service will receive a basic listing in SWBT's White Pages directories in the same form and under the same conditions as SWBT provides to its subscribers.

               a. Subscriber listing information on resold lines shall remain the property of SWBT. Upon receipt of a request from a third party directory publisher, including Southwestern Bell Yellow Pages, for subscriber listing information, SWBT will provide to that third party directory publisher CLEC subscriber's listing information on an interfiled basis and indistinguishable from SWBT's subscriber listing information.

               b. Each CLEC subscriber will receive one copy of SWBT's White Pages directory, and a Yellow Pages directory when cobound with the White Pages, in the same manner and at the same time that they are provided to SWBT's subscribers. It is the Parties' expectation that separately bound Southwestern Bell Yellow Pages directories will be delivered in the same manner and at the same time to CLEC's subscribers as to SWBT's subscribers.

               c. If an CLEC end user already has a current SWBT directory, SWBT shall not be required to deliver a directory to that end user until new directories are published for that end user's location.

               d. The listings and directories described above are included in the wholesale price CLEC owes SWBT for resold lines and will be provided by SWBT at no additional charges.

               e. Additional Listing Services (e.g., foreign listings and signature listing) can be purchased by CLEC for its end users on a per listing basis. CLEC shall pay SWBT for all such listings provided to CLECs end users. The discounts applicable to listing services are contained in Exhibit B.

               f. CLEC hereby releases SWBT from any and all liability for damages due to errors or omissions in CLEC's subscriber listing information as it appears in the White Pages directory, including, but not limited to, special, indirect, consequential, punitive or incidental damages. To the extent CLEC reimburses its end user subscriber any listing charge due to errors or omissions caused directly by SWBT, SWBT shall reimburse CLEC any associated wholesale rate.

          2.   INFORMATION PAGE

               a. At CLEC's request, SWBT shall include in the "Informational Page section of SWBT's White Pages directory, for those geographical areas in which CLEC provides local exchange services, CLEC's customer contact information regarding emergency services, billing and service information, repair services and other pertinent information similar to that provided by SWBT in its "Informational Pages." Such information shall be included on the same page with other CLEC information.

               b. At CLEC's option, CLEC shall be provided a single "Informational Page" (one side of one page) in the informational section of the White Pages directory covering a geographic area where an CLEC provides local exchange service. This page shall be no different in style, size, color and format than SWBT "Informational Pages." Sixty (60) days prior to the directory close date, CLEC shall provide to SWBT the "Informational Page" in the form of camera-ready copy. The charges associated with this service vary from geographic market to market, and are charged outside this Agreement

     D.   DIRECTORY ASSISTANCE (DA)

          SWBT shall provide access to DA to CLEC's end users. CLEC shall pay the charges associated with the use of such services by CLEC's end users. The discounts applicable TO such services are contained in Exhibits A and B, which is attached hereto and made a part hereof.

               days prior to the directory close date, CLEC shall provide to SWBT the "Informational Page" in the form of camera-ready copy. The charges associated with this service vary from geographic market to market, and are charged outside this Agreement.

     D.   DIRECTORY ASSISTANCE (DA)

          SWBT shall provide access to the same DA services it makes available to its own end users to CLEC's end users. CLEC shall pay the charges associated with the use of such services by CLEC's end users. The discounts applicable to such services are contained in Exhibits A and B, which is attached hereto and made a part hereof.

     E.   OPERATOR SERVICES (OS)

          1. SWBT shall provide access to Operator Services to CLEC's end users. CLEC shall pay the charges associated with the use of such services by CLEC's end users. The discounts applicable to such services are contained in Exhibits A and B, which are attached hereto and incorporated by reference.

          2. SWBT shall provide Line Status Verification and Busy Line Interrupt on calls made on SWBT's network to CLEC end users. CLEC shall pay SWBT associated charges when its end users request such services, with discounts to apply as listed in Exhibits A and B.

     F.   PAYPHONE SERVICES

          1. CLEC may enter the business of providing local telecommunications services to payphone service providers (PSPs) for PSPs' use in providing payphone service. Local telecommunications services which PSPs use in providing and which are provided to PSPs by CLEC by means of reselling those of SWBT's services offered pursuant to the General Exchange Tariff, See. 36 are referred to in this Agreement as "Payphone Lines". In its Common Carrier Docket No. 96-128, the Federal Communications Commission ("FCC") has ordered SWBT to compensate PSP customers of CLECs that resell SWBT's services for certain calls originated from pay telephones and received by the resale-based carriers. (IMPLEMENTATION OF THE PAY TELEPHONE RECLASSIFICATION AND COMPENSATION PROVISIONS OF THE

     E.   OPERATOR SERVICES (OS)

          1. SWBT shall provide access to Operator Services to CLEC's end users. CLEC shall pay the charges associated with the use of such services by CLEC's end users. The discounts applicable to such services are contained in Exhibits A and B, which are attached hereto and incorporated by reference.

          2. SWBT shall provide Line Status Verification and Busy Line Interrupt on calls made on SWBT's network to CLEC end users. CLEC shall pay SWBT associated charges when its end users request such services, with discounts to apply as listed in Exhibits A and B.

     F.   PAYPHONE SERVICES

          1. CLEC may enter the business of providing local telecommunications services to payphone service providers (PSPs) for PSPs' use in providing payphone service Local telecommunications services which PSPs use in providing and which are provided to PSPs by CLEC by means of reselling those of SWBT's services offered pursuant to the General Exchange Tariff, Sec. 36 are referred to in this Agreement as "Payphone Lines". In its Common Carrier Docket No. 96-128, the Federal Communications Commission ("FCC") has ordered SWBT to compensate PSP customers of CLECs that resell SWBT's services for certain calls originated from pay telephones and received by the resale-based carriers. (IMPLEMENTATION OF THE PAY TELEPHONE RECLASSIFICATION AND COMPENSATION PROVISIONS OF THE TELECOMMUNICATIONS ACT OF 1996, FCC Docket No. 96-128, Report and Order, para. 86 (1996)). This compensation is referred to in this Agreement as "Payphone Compensation".

          2. The Parties desire that SWBT satisfy its obligation to pay Payphone Compensation to Payphone Service Providers (PSPs) who are customers of CLEC by paying the Payphone Compensation to the CLEC who will then forward the Payphone Compensation directly to the PSPs.

IV.  RESPONSIBILITIES OF SWBT

     A. SWBT shall allow CLEC to place service orders and receive phone number assignments (for new lines). These service order activities shall be accomplished by facsimile or electronic interface when established.

          SWBT, with input from CLEC, shall provide interface specifications for electronic access for these functions to CLEC once such electronic interfaces become technically feasible and are in place. However, CLEC shall be responsible for modifying and connecting any of its systems with SWBT provided interfaces when such interfaces become available, as outlined in Appendix OSS.

     B. SWBT shall implement CLEC service orders within the same time intervals SWBT uses to implement service orders for similar services for its own end users.

     C. CLEC will have the ability to report trouble for its end users to appropriate SWBT trouble reporting centers 24 hours a day, 7 days a week. CLEC will be assigned a customer contact center when initial service agreements are made. CLEC end users calling SWBT may be referred to CLEC at the number provided by CLEC. SWBT shall at all times be responsible for the repair and maintenance of its network. Nothing herein shall be interpreted to authorize CLEC to repair, maintain, or in any way touch SWBT's network facilities, including those on end user premises.

          Operational procedures for ordering and trouble reporting are outlined in SWBT's CLEC Handbook as amended by SWBT from time to time. Both parties agree to abide by the procedures contained therein.

     D. On no less than sixty (60) days advance written notice, CLEC may request SWBT to make certain usage information available to CLEC on a daily basis in a standard electronic format. The information will consist of usage sensitive charges SWBT will bill to CLEC arising out of the use of resold lines. CLEC agrees to pay SWBT three tenths of a cent ($.003) per message for this service, plus other charges outlined in Appendix OSS.

     E. Subject to any future order of the FCC which obligates SWBT to pay an amount different from the following, SWBT will pay Payphone Compensation due with respect to the Payphone lines in the amount of $0.284 per call. SWBT will pay to CLEC such Payphone Compensation only for (i) intraLATA subscriber 800 calls for which SWBT provides the 800 service to the subscriber and carries the call and (ii) intraLATA calls placed using SWBT's prepaid calling card platform and carried by SWBT. SWBT will not pay to CLEC any Payphone Compensation for non sent paid calls.

          1. SWBT will pay to CLEC the Payphone Compensation due to CLEC Customer (PSP) within sixty (60) days after the close of the calendar quarter in which the call for which Payphone

               Compensation is due is made. However, payment may be made later than sixty (60) days if SWBT deems it necessary to investigate a call or calls for possible fraud. To the extent to which SWBT's first payment includes Payphone Compensation for calls made prior to any calendar quarter which ended thirty (30) days after this Agreement takes effect and will include as Payphone Compensation under this Agreement an amount equal to the Payphone Compensation which would have been due to CLEC under this Agreement this Agreement taken effect on October 7,1997.

          2. SWBT will make any payment due to CLEC under this Agreement by crediting CLEC's bill for the Payphone Line over which the call which give rise to the Payphone Compensation is placed. SWBT will not issue a check to CLEC if the credit for Payphone Compensation exceeds the balance due to SWBT on the bill.

          3. Nothing in this Agreement entitles CLEC to receive or obligates SWBT to provide any call detail or other call record.

V.   ADDITIONAL RESPONSIBILITIES OF THE PARTIES

     A.   COOPERATION ON FRAUD

          SWBT shall not be liable to CLEC for any fraudulent usage on CLEC's end users' accounts.

          The Parties agree to cooperate with one another to investigate, and take corrective action in cases of fraud. The Parties' fraud on procedures are to be cost effective and implemented so as not to unduly burden or harm one Party as compared to the other.

          At a minimum, such cooperation shall include providing to the other Party, upon request, information concerning end users who terminate services to that Party without paying all outstanding charges, when such end user seeks service from the other Party. The Party seeking such information is responsible for securing the. end user's permission to obtain such information.

     B.   FILING THE AGREEMENT

          Unless otherwise agreed, if the designated Party fails to file the jointly signed agreement with the Commission within forty-five (45) days of both Parties signatures, then the signed agreement is null and no longer valid. If the contract becomes null, either Party can initiate negotiations to a new agreement.

VI.  CHANGES IN SUBSCRIBER CARRIER SELECTIONS

     A. Prior to submitting an order under this Agreement, CLEC shall obtain end user authorization as required by applicable state or federal laws and regulations, and assumes responsibility for applicable charges as specified in Section 258 (b) of the Telecommunications Act of 1996. SWBT shall abide by the same applicable laws and regulations.

     B. Only an end user can initiate a challenge to a change in its local exchange service provider. If an end user notifies SWBT or CLEC that the end user requests local exchange service, the Party receiving such request shall be free to immediately provide service to such end user, except in those instances where the end user's account is local PIC protected. It is the responsibility of the end user to provide express authorization to the current provider of record to remove local service provider protection before any changes in local exchange service provider are processed.

          SWBT shall be free to connect the end user to any Competitive Local Exchange Carrier based upon the Competitive Local Exchange Carrier's request and Competitive Local Exchange Carrier's assurance that proper end user authorization has been obtained. Both parties shall make authorization available to the other party upon request and at no charge.

     C. When an end user changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the end user customer's direction or the direction of the end user's authorized agent. Further, when an end user abandons the premise, SWBT is free to reclaim the facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

     D. Neither Party shall be obligated by this Agreement to investigate any allegations of unauthorized changes in local exchange service (slamming) on behalf of the other Party or a third party. If SWBT, on behalf of CLEC, agrees to investigate an alleged incidence of slamming, SWBT shall charge CLEC a fifty dollar ($50) investigation fee.

     E. When SWBT receives an order from CLEC for services under this Agreement and SWBT is currently providing the same services to another Competitive Local Exchange Carrier for the same end user, SWBT shall notify THE END USER'S Competitive Local Exchange Carrier of record of such order coincident with processing the order should CLEC subscribe to the Local Disconnect Report (LDR) as outlined below. It shall then be the responsibility of the Competitive Local Exchange Carrier of record and CLEC to resolve any issues related to the end user. This paragraph shall not apply to new additional lines and services purchased by an end user from multiple CLECs or from SWBT.

     F. On no less than sixty (60) days notice, CLEC may request the Local Disconnect Report. SWBT agrees to furnish to CLEC the Billing Telephone Number (BTN), Working Telephone Number (WTN), and terminal number of all end users who have disconnected CLEC's service. CLEC understands and agrees that the CARE interface will be used to provide such information and such information will only be available via the CARE electronic data transmission. Information will be provided on a per-WTN basis to be priced on a per-WTN basis. SWBT will provide CLEC no less than thirty (30) days notice prior to any change of the per-WTN charge. SWBT grants to CLEC a non-exclusive right to use the information provided by SWBT. CLEC will not permit anyone but its duly authorized employees or agents to inspect or use this information. CLEC agrees to pay SWBT ten cents ($0.10) per WTN and any applicable charges for the LDR as outlined in Appendix OSS.

     G. The CLEC agrees to hold harmless and indemnify SWBT against any and all liability and claims, including reasonable attorney's fees, that may result from SWBT acting under this Article.

     H. Nothing herein shall be interpreted to apply to conversion of CLEC end users pursuant to Article XII. (TERMINATION OF SERVICE TO CLEC).

VII. ADDITIONAL RESPONSIBILITIES OF CLEC

     A.   PAYMENT OF RATES AND CHARGES

          1. CLEC is solely responsible for the payment of charges for all services furnished under this Agreement including, but not limited to, calls originated or accepted at CLEC's location and its end users' service locations, with the exception of any retail services provided directly by SWBT to the end user which SWBT shall be responsible for billing.

               Interexchange carried traffic (e.g., sent-paid, information services and alternate operator services messages) received by SWBT for billing to resold end-user accounts will be returned as unbillable and will not be passed on to CLEC for billing. An unbillable code returned with those messages to the carrier will indicate that the messages originated from a resold account and will not be billed by SWBT.

             In accordance with industry standards, IXC PIC selections for lines resold to CLEC will not be processed from IXCs or end users, but will only be processed if received from CLEC.

        2. SWBT shall not be responsible for the manner in which the use of resold service, or the associated charges are allocated to others by CLEC. All applicable rates and charges for such services will be billed to and shall be the responsibility of CLEC, with the exception of other retail services provided directly to the end user by SWBT as described in paragraph 1 above.

        3. Compensation for all services shall be paid by CLEC regardless of CLEC's ability or inability to collect charges from its end user for such service.

        4. If CLEC does not wish to be responsible for collect, third number billed, toll and information services (e.g., 900) calls, it must order the appropriate blocking for resold lines under this Agreement and pay any applicable charges. CLEC acknowledges that blocking is not available for certain types of calls, including 800 numbers. Where CLEC purchases and maintains the appropriate toll restriction or blocking for all of its resold end user lines, then DA/OS, Branding and Rate/Reference Information would not be required, nor available. It is the responsibility of the CLEC to order the appropriate toll restriction or blocking on all of their resold end user lines.

        5.   CLEC agrees to pay all costs associated with a CLEC name change.

        6.   DEPOSIT REQUIREMENTS

             a. If CLEC has not established a minimum of twelve (12) consecutive months good credit history with all telephone company affiliates of SBC Communications, Inc., (i.e., SWBT, Pacific Bell and Nevada Bell) with which CLEC is doing or has done business as a local service provider, CLEC shall remit a cash deposit to SWBT prior to the furnishing of service under this Agreement. The deposit required by the previous sentence shall be determined as follows: (a) if immediately prior to the effective date of this Agreement, CLEC was not operating as a local service provider in the state covered by this Agreement, the deposit shall be in the amount of $17,000; or (b) if immediately prior to the effective date of this Agreement, CLEC was operating as a local service provider in the state covered by this Agreement, the deposit shall be in the amount calculated using the method set forth in Paragraph 6.f., hereof. This cash deposit will be held by SWBT as a guarantee of payment of charges billed to CLEC. If CLEC has established a minimum of twelve (12) consecutive months good credit history with all telephone company affiliates of SBC Communications, Inc., (i.e., SWBT, Pacific Bell and Nevada
                  Bell) with which CLEC is doing or has done business as a local service provider, SWBT shall waive the initial deposit requirement; provided, however, that the terms and conditions set forth in Paragraphs 6.b through 6.i shall continue to apply for the term of this Agreement and any extension(s) hereof. In determining whether CLEC has established a minimum of twelve (12) consecutive months good credit history with each telephone company affiliate of SBC Communications, Inc. with which CLEC is doing or has done business, CLEC's payment record for the most recent twelve
                  (12) months occurring within the two year period immediately prior to the effective date of this Agreement shall be considered.

             b. Any cash deposit held by SWBT shall be credited to CLEC's account during the month following the expiration of twelve
                  (12) months after the cash deposit was remitted so long as CLEC has not been sent more than one delinquency notification letter during the most recent twelve (12) months. For the purposes of this paragraph 6., interest will be calculated as defined by the applicable state tariff regulating retail deposits and shall be credited to CLEC's account on an annual basis.

             c. So long as CLEC maintains timely compliance with its payment obligations, SWBT will not increase the deposit amount required. If CLEC fails to maintain timely compliance with its payment obligations, SWBT reserves the right to require additional deposit(s) in accordance with Paragraphs 6.d. through 6.i. of this Agreement.

             d. If during the first six (6) months of operations under this Agreement, CLEC has been sent one delinquency notification letter by SWBT, the deposit amount shall be re-evaluated based upon CLEC's actual billing totals and shall be increased if the CLEC's actual billing average for a two month period exceeds the deposit amount held.

             e. Throughout the term of this Agreement and any extension(s) thereof, any time CLEC has been sent two delinquency notification letters by SWBT, the deposit amount shall be re-evaluated based upon CLEC's actual billing totals and shall be increased if the CLEC's actual billing average for a two month period exceeds the deposit amount held.

             f. Whenever a deposit is re-evaluated as specified in Paragraphs 6.d. and 6.e., above, such deposit shall be calculated in an amount equal to the average billing to CLEC for a two month period plus the amount of any charges which would be applicable to transfer all then existing resold service to SWBT in the event of CLEC's disconnection for non-payment of charges. The most recent three (3) months billing on all. of CLEC's CBAs shall be used to calculate CLEC's monthly average.

             g. Whenever a deposit is re-evaluated as specified in Paragraphs 6.d. and 6.e., above, CLEC shall remit the additional deposit amount to SWBT within thirty (30) calendar days of receipt of written notification from SWBT requiring such deposit. If CLEC fails to furnish the required deposit within thirty (30) calendar days of receipt of written notice requesting such deposit, SWBT shall begin the process set forth in Section XII of this Agreement. If CLEC continues to fail to furnish the required deposit at the expiration of the fourteen (14) calendar days specified in Section XII A. of this Agreement, then SWBT shall begin the procedure(s) set forth in Section XII D., et seq. of this Agreement.

             h. This cash deposit requirement may be satisfied in whole or in part with an irrevocable bank letter of credit acceptable to SWBT. No interest shall be paid by SWBT for any portion of the deposit requirement satisfied by an irrevocable bank letter of credit.

               i. The fact that SWBT holds a cash deposit or irrevocable bank letter of credit does not relieve CLEC from timely compliance with its payment obligations under this Agreement

          7. CLEC represents and warrants that the only SWBT services which CLEC will make available to PSPs as Payphone Lines are the services which SWBT offers pursuant to the Local Exchange Services Tariff, Section 36.

               Except as provided otherwise in this paragraph, CLEC shall pay the entire amount of the Payphone Compensation due with respect to a Payphone Line to the PSP who is the CLEC Customer for the payphone line. CLEC shall make such payment on or before the last business day of the calendar quarter in which the call for which the Payphone Compensation is due to the PSP is made. If SWBT pays any Payphone Compensation to the CLEC later than sixty (60) days after the close of the calendar quarter in which the call for which Payphone Compensation is due is made, then CLEC shall pay the entire amount of such Payphone Compensation to the PSP who is the CLEC's customer for the Payphone Line within ten (10) business days after receiving such Payphone Compensation from SWBT.

               CLEC shall indemnify, defend and hold harmless SWBT from and against any loss, cost, claim, liability, damage or expense (including reasonable attorney's fees) to any third party, including PSP, relating to or arising from any of the following:

               a. CLEC's failure to comply with all the terms and conditions of Sec. VII A.7. or

               b. Use by a PSP customer of CLEC of any service other than a Payphone Line to provide pay telephone service or

               c.   False representation by CLEC.

     B.   INTERFACES WITH SWBT

          CLEC shall be responsible for modifying and connecting any of its systems with SWBT-provided interfaces as described in this Agreement.

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                                                                 PAGE 19 OF 40

     C.   REPAIR CONTACT ARRANGEMENTS

          CLEC shall be responsible for providing to its end users and to SWBT a telephone number or numbers that CLEC's end users can use to contact CLEC in the event of service or repair requests. In the event that CLEC's end users contact SWBT with regard to such requests, SWBT shall inform the end user that they should call CLEC and may provide CLEC contact number.

     D. CLEC COMPANY CODE/OPERATING NUMBER (OCN) ALSO KNOWN AS ALTERNATE EXCHANGE CARRIER NUMBER (AECN)

          For the purposes of establishing, provisioning and billing service to the CLEC, the CLEC is required to provide to SWBT its OCN/AECN for resale services in any SWBT state, which must be separate and distinct from the CLEC's state-specific OCN/AECNs for facilities-based business (interconnection and/or unbundled network elements). CLEC name associated with specific resale OCN/AECN must be consistent among SWBT states.

     E.   SPECIAL SERVICE ARRANGEMENT

         For special service arrangements for CLEC not covered under this Agreement, special charges shall apply as provided in the applicable corresponding tariffs.

     F. DEVELOPMENT OF BRANDING AND CUSTOMIZED ROUTING FOR DIRECTORY ASSISTANCE AND OPERATOR SERVICES

          1.   REQUIREMENTS - Pursuant to Section 226 (b) of The
               Telecommunications Act of 1996, each provider of Operator Services is required to:

               a. Provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and

               b. Disclose immediately to the consumer, upon request a quote of its rates or charges for the call.

               c. Where SWBT provides CLECs OS and DA services via the same trunk, both the OS and DA calls will be branded with the same brand. Since SWBT's DA and 0S utilize the same trunk group, CLEC will receive the same brand for both DA/OS. Such branding will be provided pursuant Section 2. below.

          2. CALL BRANDING - Except where CLEC purchases and maintains toll restriction or blocking for all of its resold end user lines, in compliance with F.1. above, CLEC shall purchase and SWBT shall provide DA/OS branding in CLEC's name based upon the criteria outlined below. If CLEC does not purchase and maintain toll restriction or blocking for all of its resold end user lines, CLEC acknowledges and agrees to meet its obligations for branding pursuant to Section 226 (b) of the Telecommunications Act as described above, and in accordance with the terms, conditions and prices as set forth in this agreement.

               a. CLEC will provide SWBT with written specification of its company name to be used in creating CLEC specific branding messages for its DA/OS calls.

               b. An initial non-recurring charge applies per load for the establishment of Call Branding as well as a charge per subsequent load to change the brand. In addition, a per call charge applies for every DA/OS call handled by SWBT on behalf of CLEC when such services are provided in conjunction with resale services. Prices for Call Branding are as outlined in Exhibit C, attached hereto and incorporated herein.

          3. RATE/REFERENCE INFORMATION - Except where CLEC purchases and maintains appropriate toll restriction or blocking for all of its resold end user lines, CLEC shall purchase and SWBT shall provide CLEC DA/OS Rate/Reference Information based upon the criteria outlined below. If CLEC does not purchase and maintain toll restriction or blocking for all of its resold end user lines, CLEC acknowledges and agrees to meet its obligations for branding pursuant to Section 226 (b) of the Telecommunications Act as described above, and in accordance with the terms, conditions and prices as set forth in this agreement.

               a. CLEC will furnish DA/OS Rate and Reference Information in a mutually agreed to format or media thirty (30) days in advance of the date when the DA/OS Services are to be undertaken.

               b. CLEC will inform SWBT, in writing, of any changes to be made to such Rate/Reference Information ten (10) working days prior to the effective Rate/Reference change date.

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                                                                 PAGE 21 OF 40

                    CLEC acknowledges that it is responsible to provide SWBT updated Rate/Reference Information in advance of when the Rates/Reference Information are to become effective.

               c. In all cases when a SWBT Operator receives a rate request from a CLEC end user, SWBT will quote the applicable DA/OS rates as provided by CLEC.

               d. An initial non-recurring charge will apply for loading of CLEC's DA/OS Rate/Reference Information as well as a charge for each subsequent change to either the CLEC's DA/OS Services Rate or Reference Information as outlined in Exhibit C, attached hereto and incorporated herein.

          4. CUSTOMIZED ROUTING - Except where CLEC purchases and maintains appropriate toll restriction or blocking for all of its resold end user lines, SWBT shall also offer CLEC the opportunity to customize route DA/OS where technically feasible. CLEC agrees to pay SWBT appropriate charges associated with customized routing on an ICB basis.

VIII. NONEXCLUSIVITY

      This Agreement is nonexclusive. CLEC acknowledges that SWBT will be providing the same or similar services to other local services providers in accordance with negotiated agreements which will be filed with the appropriate state commission(s). CLEC also acknowledges that SWBT may, upon end user request, provide any and all of the services provided to CLEC under this Agreement directly to the end users. SWBT acknowledges that CLEC may obtain the same or similar services from other local exchange companies.

IX.   SUPPORT SYSTEMS SERVICES

      A.   SUPPORT SYSTEMS SERVICES

           1.   TRANSFER OF SERVICE ANNOUNCEMENTS (INTERCEPT)

                The Party formerly providing service to an end user shall provide a Basic Referral announcement, reciprocally and free of charge on the abandoned telephone number. The announcement states that the called number has been disconnected or changed and provides the end user's new telephone number to the extent that it is listed.

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                                                                 PAGE 22 OF 40

               SWBT shall provide an intercept referral on behalf of CLEC to their end user as indicated on the appropriate service order.

               Basic Intercept Referral Announcements are to be provided on residential numbers for a minimum of thirty (30) days where facilities exist and the threat of telephone number exhaustion is not imminent.

               Basic Intercept Referral Announcements for a single line business end user and the primary listed telephone number for Direct Inward Dial (DID) and "Centrex-type" end users, shall be available for a minimum of thirty (30) days or for the life of the white pages directory, whichever is greater. If the threat of telephone number exhaustion becomes imminent for a particular central office, the service provider may reissue a disconnected number prior to the expiration of the directory, but no earlier than thirty (30) days after the disconnection of the business telephone number.

          2.   COORDINATED REPAIR CALLS

               SWBT shall be responsible for repairing its own network. However, CLEC shall maintain telephone numbers where its end user may call to report instances of trouble.

               The Parties shall employ the following procedures for handling misdirected repair calls:

               a. The Parties shall inform their respective end users of the correct telephone numbers to call to access their respective repair bureaus.

               b. To the extent the correct provider can be determined, each Party shall refer misdirected repair calls to the proper provider of local exchange service, at no charge, and shall provide the end user the contact telephone number provided by the other party.

                    In responding to repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit customers or to market services. Either Party may respond with accurate information in answering customer questions.

               c. The Parties shall provide each other their respective repair contact numbers.

               d. Notwithstanding anything contained herein to the contrary, SWBT and CLEC agree that SWBT shall have no obligation to unbrand or rebrand the uniforms or training of its customer-contact employees, trucks, vehicles, any customer premises equipment or other customer-owned facilities or SWBT's outside plant or network components.

               e. Where CLEC requires SWBT personnel to interface directly with CLEC end user customers in any form of communication (including, but not limited to, written, face-to-face, by telephone or electronic transmission of any kind), such SWBT personnel shall be identified as SWBT employees representing the customer's provider.

     B.   NETWORK MANAGEMENT CONTROLS

          Each Party shall provide a 24-hour contact number for Network Traffic Management issues to the other. A FAX number must also be provided to facilitate event notifications for planned mass calling events. Additionally, both Parties agree that they shall work cooperatively that all such events shall attempt to be conducted in such a manner as to avoid degradation or loss of service to other end users.

     C.   LAW ENFORCEMENT AND CIVIL PROCESS

          SWBT and CLEC shall handle law enforcement requests as follows:

          1.   INTERCEPT DEVICES

               Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers. When either Party receives a request associated with an end user of the other Party, it shall refer such request to the appropriate Party, unless the request directs the receiving
               Party to attach a pen register, trap and trace or form of intercept on that Party's own facilities, in which case that Party shall comply with any valid request.

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                                                                 PAGE 24 OF 40

     2.   SUBPOENAS

          If a Party receives a subpoena for information concerning an end user the Party knows to be an end user of the other Party, it shall refer the subpoena to the requesting entity with an indication that the other Party is the responsible company. Provided, however, if the subpoena requests records for a period of time during which the receiving Party was -the end user's service provider, the receiving Party will respond to any valid request.

     3.   EMERGENCIES

          If a Party receives a request from a law enforcement agency to implement a temporary number change, temporary disconnect or one way denial of outbound calls for an end user of the other party, the receiving Party will comply so long as it is a valid emergency request. In the case of the CLEC, the CLEC shall refer such request to SWBT and SWBT shall honor such request in accordance with this paragraph. Neither Party shall be held liable for any claims or damages arising from compliance with such requests, and the Party serving the end user agrees to indemnify and hold the other Party harmless against any and all such claims.

X.   CALL TRACE

     CLEC end user's activation of Call Trace for a line purchased under this Agreement, shall be handled by the SWBT Call Trace Center (CTC). SWBT shall notify CLEC of requests by CLEC's end users to provide the call records to the proper authorities. Subsequent communication and resolution of the case with CLEC's end user (whether that end user is the victim or the suspect) shall be the responsibility of CLEC.

     CLEC understands that for services where reports are provided to law enforcement agencies (e.g., Call Trace) SWBT shall only provide billing number and address information. CLEC shall provide additional information necessary for any police investigation.

XI.  TAXES

     CLEC shall be responsible for all federal, state or local, sales, use, excise or gross receipts taxes or fees imposed on or with respect to the services PROVIDED UNDER THIS AGREEMENT INCLUDING THOSE TAXES AND FEES, IMPOSED ON SWBT. CLEC shall reimburse SWBT for the amount of any such taxes or fees which SWBT is required to pay or collect for services provided to CLEC hereunder. To the extent a sale is claimed to be for resale tax exemption, the CLEC shall furnish SWBT a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the CLEC until such time as CLEC presents a valid certificate.

XII. TERMINATION OF SERVICE TO CLEC

     A. If CLEC fails to pay when due (within 30 days of the bill date), any and all charges billed to them under this Agreement, including any late payment charges (Unpaid Charges) or miscellaneous charges, and any portion of such charges remain unpaid more than fifteen (15) days after the due date of such Unpaid Charges, SWBT shall notify CLEC in writing that in order to avoid having service disconnected, CLEC must remit all Unpaid Charges to SWBT within fourteen (14) calendar days.

     B.   If CLEC disputes the billed charges, it shall, within the fourteen
          (14) day period provided for above, inform SWBT in writing which portion of the charges it disputes, including the specific details and reasons for its dispute; immediately pay to SWBT all undisputed charges; and pay all disputed charges into an interest bearing escrow account established by CLEC with a third party escrow agent mutually agreed upon by the Parties.

     C. Disputes hereunder shall be resolved in accordance with the procedures identified in Article XVII (Dispute Resolution). Failure of CLEC to pay charges deemed owed to SWBT after conclusion of the Arbitration shall be grounds for termination under this Article.

     D. If any CLEC charges remain unpaid or undisputed twenty-nine (29) days past the due date, SWBT shall notify CLEC, the Commission and the end user's IXC(s) of Record in writing, that unless all charges are paid within sixteen (16) days, CLEC's service shall be disconnected and its end users shall be switched to SWBT local service. SWBT will also suspend order acceptance with the exception of disconnects on the same day that it sends the letter required by the preceding sentence.

     E. If any CLEC charges remain unpaid or undisputed forty (40) days past the due date, CLEC shall, at its sole expense, notify its end users, the Commission and the end user's of Record that their service may be disconnected for CLEC's failure to pay Unpaid Charges, and that its end users must select a new Competitive Local Exchange Carrier within five (5) days. The notice shall also advise the end user that SWBT will assume

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                                                                 PAGE 26 OF 40

          the end user's account at the end of the five (5) day period should the end user fail to select a new Competitive Local Exchange Carrier.

     F. If any CLEC charges remain unpaid or undisputed forty-five (45) days past the due date, SWBT shall disconnect CLEC and transfer all CLEC's end users who have not selected another Competitive Local Exchange Carrier directly to SWBT's service. These end users shall receive the same services provided through CLEC at the time of transfer. SWBT shall inform the Commission and the end user's IXC(s) of Record of the names of all end users transferred through this process. Applicable service establishment charges for switching end users from CLEC to SWBT shall be assessed to CLEC.

     G. Within five (5) days of the transfer (50 days past CLEC's due date), SWBT shall notify all affected end users that because of a CLEC's failure to pay, their service is now being provided by SWBT. SWBT shall also notify the end user that they have thirty (30) days to select a Competitive Local Exchange Carrier, after which time should the end user not select a CLEC, the end user's service shall be terminated.

     H. SWBT may discontinue service to CLEC upon failure to pay undisputed charges as provided in this section, and shall have no liability to CLEC or CLEC end users in the event of such disconnection.

     I. If any end user fails to select a Competitive Local Exchange Carrier within thirty (30) days of the change of providers (80 days past CLEC's due date), SWBT shall terminate the end user's service. SWBT shall notify the Commission and the end user's IXC of Record of the names of all end users whose service has been terminated. The end user shall be responsible for any and all charges incurred during the selection period.

     J. Nothing herein shall be interpreted to obligate SWBT to continue to provide service to any such end users. Nothing herein shall. be interpreted to limit any and all disconnection rights SWBT may have with regard to such end users.

     K. After the letter required by Article XII, Section D has been sent to CLEC, SWBT shall not accept service orders from CLEC until all unpaid and undisputed charges have been paid. SWBT shall have the right to require payment of a deposit calculated in accordance with the provisions of article VII, Section A, Paragraph 6 of this Agreement prior to resuming acceptance of service orders from CLEC.

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                                                                 PAGE 27 OF 40

XIII. FORCE MAJEURE

     Neither party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: fire, explosion, power failure, cable cuts, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by the other party or by other service or equipment vendors; or any other circumstances beyond the Party's reasonable control. In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations relate to the performance so interfered with). The affected party shall use its best efforts to avoid or remove the cause of nonperformance and both parties shall proceed to perform with dispatch once the causes are removed or cease.

XIV. LIMITATION OF LIABILITY

     A. With respect to any claim or suit arising out of SWBT's performance under this Agreement, by a CLEC or any others, for damages arising out of mistakes, omissions, interruptions, delays or errors, or defects in transmission occurring in the course of furnishing service hereunder, SWBT's liability, if any, shall not exceed an amount equivalent to the proportionate charge to the CLEC for the period of service during which such mistake, omission, interruption, delay, error, or defect in transmission or service occurs and continues. In no event shall SWBT be responsible for any special indirect, consequential or exemplary damages. Any mistakes, omissions, interruptions, delays, errors, or defects in transmission or service which are caused or contributed to by the negligence or willful act of the CLEC or which arise from the use of CLEC-provided facilities or equipment shall not result in the imposition of any liability whatsoever upon SWBT.

     B. SWBT shall have no liability to the end users of the CLEC for claims arising from the provision of the CLEC's service to its end users including, but not limited to, claims for interruption of service, quality of service or billing disputes, unless such loss is caused by SWBT's own negligence or intentional misconduct in which case liability shall be limited as provided in paragraph A, above. In the case of any loss alleged

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                                                                 PAGE 28 OF 40

          or made by an end user of CLEC, CLEC shall defend and indemnify SWBT against any and all such claims or loss by its end users, unless the loss was caused by SWBT's sole negligence or intentional misconduct.

     C. CLEC hereby releases SWBT and agrees that it shall indemnify SWBT with regard to any and all liability for damages due to errors or omissions in CLEC's subscriber listing information (including erroneous inclusion of nonpublished or nonlisted subscriber listing information) as such information is submitted by CLEC, and for inclusion in the White Pages directory including, but not limited to, special, indirect, consequential, punitive or incidental damages.

     D. CLEC agrees to indemnify, defend and hold harmless SWBT from any Loss arising out of SWBT's provision of 911 services or out of CLEC's end users' use of the 911 service, whether suffered, made, instituted, or asserted by CLEC or its end users, including for any personal injury or death of any person or persons, except for Loss which is the direct result of SWBT's own negligence or willful misconduct.

     E. CLEC shall indemnify and hold SWBT harmless from all claims and damages arising from the discontinuance of service for nonpayment to SWBT by the CLEC. Notice of discontinuance shall be as specified in the Substantive Rules of the State Commission.

     F. When the lines or services of other companies and carriers are used in providing service or establishing connections to and/or from points not reached by SWBT's lines, SWBT is not liable for any act or omission of the other companies or carriers.

     G. CLEC shall be responsible for any and damage to SWBT equipment or facilities caused by CLEC's own actions.

XV.  NONDISCLOSURE

     The Parties to this Agreement anticipate and recognize that they will exchange or come into possession of, data about each other's end users and each other's business as a result of this Agreement which will be designated as confidential by that Party. Each Party agrees (1) to treat all such data as strictly confidential and (2) to use such data only for purposes of performance under this Agreement. Each Party agrees not to disclose data on the other Party's end users or business which has been designated as confidential to any person without first securing the written consent of the other Party. The foregoing shall not apply to information which is in the public domain.

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                                                                 PAGE 29 OF 40

     If a court or governmental agency orders, or a third party requests, a Party to disclose or to provide any data or information covered by this Section, that Party will immediately inform the other Party of the order or request both by telephone and overnighted mail before disclosing the data or information. Notification and consent requirements described above are not applicable in cases where a court order requires the production of toll billing records of an individual residence or business end user customer.

     This section will not preclude the disclosure by the Parties of information or material described in this Section to consultants, agents, or attorneys representing the respective Parties or the Office of the Public Counsel for the state of Texas, and state Public Utility Commission or staffs, or FCC Staff, provided that these third parties are bound by the same or comparable confidentiality requirements as the Parties to this Agreement. The provisions of this Section will remain in effect notwithstanding the termination of this Agreement, unless agreed to in writing by both Parties.

     Pursuant to Section 222 of the Act, both Parties agree to limit their use of proprietary information received from the other to the permitted purposes identified in the Act.

XVI. PUBLICITY

     The Parties agree not to use in any advertising or sales promotion, press releases or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

XVII. ASSIGNMENT

      Neither Party may assign, subcontract, or otherwise transfer its rights or obligations under this Agreement except under such terms and conditions as are mutually acceptable to the other Party (e.g., a conversion charge will apply per billable telephone number) and with such Party's prior written consent, which consent shall not be unreasonably withheld. Assignment without consent shall be grounds for immediate termination of this Agreement.

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                                                                 PAGE 30 OF 40

XVIII. DISPUTE RESOLUTION

     A.   FINALITY OF DISPUTES

          1. Except as otherwise specifically provided for in this Agreement, no claims will be brought for disputes arising from this Agreement more than 24 months from the date the occurrence which gives rise to the dispute is discovered or reasonably should have been discovered with the exercise of due care and attention.

     B.   ALTERNATIVE TO LITIGATION

          1. The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, the Parties agree to use the following Dispute Resolution procedure with respect to any controversy or claim arising out of or relating to this Agreement or its breach.

     C.   COMMENCING DISPUTE RESOLUTION

          1. Dispute Resolution shall commence upon the sending from one Party to the other of written notice of a controversy or claim arising out of or relating to this Agreement or its breach. No Party may pursue any claim unless such written notice has first been given to the other Party.

     D.   INFORMAL RESOLUTION OF DISPUTES

          1. When such written notice has been given, as required by Section C, Commencing Dispute Resolution, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement The location, form, frequency, duration, and conclusion of these discussions will be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and the correspondence among the representatives for purposes of settlement are exempt from discovery and production and will not be admissible in the arbitration described below or in any lawsuit without the concurrence of both parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and, if otherwise admissible, may be admitted in evidence in the arbitration or lawsuit.

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                                                                 PAGE 31 OF 40

     E.   FORMAL DISPUTE RESOLUTION

          1. If the Parties are unable to resolve the dispute through the informal procedure described above in Section D, Informal Resolution of Disputes, then either Party may invoke the following formal Dispute Resolution procedures. Unless agreed upon by the Parties, formal dispute resolution procedures described below, including arbitration or other procedures as appropriate, may be invoked not earlier than sixty (60) days after the date of the letter initiating dispute resolution under Section C, Commencing Dispute Resolution.

          2. CLAIMS SUBJECT TO MANDATORY ARBITRATION. The following claims, if not settled through informal dispute resolution, will be subject to mandatory arbitration pursuant to Section F, Arbitration below:

               a. All unresolved billing disputes involving one (1) percent or less of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the dispute arises. During the first Contract Year the Parties will annualize the initial months up to one year.

               b. All other claims involving one (1) percent or less of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other risks or obligations relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

          3. CLAIMS SUBJECT TO ELECTIVE ARBITRATION. The following claims will be subject to arbitration pursuant to Section F, Arbitration if and only if, the claim is not settled through informal dispute resolution and both parties agree to arbitration. If both parties do not agree to arbitration, then either party may proceed with any remedy available to it pursuant to law, equity or agency mechanism.

               a. All unresolved billing disputes involving more than one (1) percent of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owning, or as

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                                                                 PAGE 32 OF 40

                    amounts representing its business or other risks or obligation relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

               b. All other claims involving more than one (1) percent of the amounts charged to CLEC by SWBT under this Agreement during the Contract Year in which the matter in dispute arises, whether measured by the disputing Party in terms of actual amounts owed or owing, or as amounts representing its business or other risks or obligations relating to the matter in dispute. During the first Contract Year the Parties will annualize the initial months up to one year.

          4. CLAIMS NOT SUBJECT TO ARBITRATION If the following claims are not resolved through informal dispute resolution, they will not be subject to arbitration and must be resolved through any remedy available to a Party pursuant to law, equity or agency mechanism.

               a. Actions seeking a temporary restraining order or an injunction related to the purposes of this Agreement.

               b. Actions to compel compliance with the Dispute Resolution process.

               c. All claims arising under federal or state statute(s), including, but not limited to, antitrust claims.

     F.   ARBITRATION

          1. Disputes subject to mandatory or elective arbitration under the provisions of this Agreement will be submitted to a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association or pursuant to such other provider of arbitration services or rules as the Parties may agree. Each arbitration will be held in Dallas, Texas, unless the parties agree otherwise. The arbitration hearing will be requested to commence within sixty (60) days of the demand for arbitration. The arbitrator will control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs upon a schedule determined by the arbitrator. The Parties will request that the arbitrator rule on the dispute by issuing a written opinion within thirty (30) days after the close of hearings. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the

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                                                                 PAGE 33 OF 40

               arbitrability of all disputes. The arbitrator will have no authority to award punitive damages, exemplary damages, consequential damages, multiple damages, or any other damages not measured by the prevailing party's actual damages, and may not in any event make any ruling, finding or award that does not conform to the terms and conditions of the Agreement. The arbitrator shall be knowledgeable of telecommunications issues. The times specified in this Section may be extended or shortened upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Each Party will bear its own costs of these procedures, including attorneys' fees. The Parties will equally split the fees of the arbitration and the arbitrator. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     G.   BILLING DISPUTES

          1.   The following provisions apply specifically to billing disputes.

               a. The Parties agree that all bills, including bills disputed in whole or in part, are to be paid when due, that interest applies to all overdue invoices as set forth in the applicable provisions of this Agreement, and that no other late payment fee or charge applies to overdue invoices. The Parties further agree that if any billing dispute is resolved in favor of the disputing Party the disputing Party will receive, by crediting or otherwise, interest applied to the disputed amount as set forth in the applicable provisions of this Agreement.

               b. To the extent that any other portions of this Agreement provide for a bill closure process between the parties, or if such a process is mutually agreed to by the Parties, the procedures involved in such processes will not be deemed to place a particular billing item in dispute for purposes of
                    Section XVIII, Dispute Resolution.

               c. Each Party agrees to notify the other Party of a billing dispute and may invoke the- informal dispute resolution process described in Section D, Informal Resolution of Disputes. The parties will endeavor to resolve the dispute within sixty (60) calendar days of the Bill Date on which such disputed charges appear, or, if the charges have been

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                                                                 PAGE 34 OF 40

                    subject to the bill closure process described in Section E, Formal Dispute Resolution, above, within sixty (60) calendar days of the closure of the billing period covered by such bill closure process.

     H.   NO CONFLICT

          1. The Dispute Resolution procedures set forth in this Agreement are not intended to conflict with applicable requirements of the Act or the state commission with regard to procedures for the resolution of disputes arising out of this Agreement.

XIX. VERIFICATION REVIEWS

     Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved. Upon reasonable written notice, each Party or its authorized representative (providing such authorized representative does not have a conflict of interest related to other matters before one of the Parties) shall have the right to conduct a review and verification of the other Party to give assurances of compliance with the provisions of this Agreement. This includes on-site verification reviews at the other Party's or the Party's vendor locations.

     After the initial year of this Agreement verification reviews will normally be conducted on an annual basis with provision for staged reviews, as mutually agreed, so that all subject matters are not required to be reviewed at the same time. Follow up reviews will be permitted between annual reviews where significant deviations are found. During the initial year of the Agreement more frequent reviews may occur.

     The review will consist of an examination and verification of data involving records, systems, procedures and other information related to the services performed by either Party as related to settlement charges or payments made in connection with this Agreement as determined by either Party to be reasonably required. Each Party, whether or not in connection with an on-site verification review, shall maintain reasonable records for a period of time no less than twenty-four (24) months from the date such records are created and provide the other Party with reasonable access to such information as is necessary to determine amounts receivable or payable under this Agreement.

     Each Party's right to access information for verification review purposes is limited to data not in excess of 24 months in age. Once specific data has been reviewed and verified, it is unavailable for future reviews. Any items not reconciled at the end of a review will, however, be subject to a follow-up review effort. Any

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                                                                 PAGE 35 OF 40

     retroactive adjustments required subsequent to previously reviewed and verified data will also be subject to follow-up review. Information of either Party involved with a verification review shall be subject to the nondisclosure terms of this Agreement.

     The Party requesting a verification review shall fully bear its costs associated with conducting the review. The Party being reviewed will provide access to required information, as outlined in this Section, at no charge to the reviewing Party. Should the reviewing Party request information or assistance beyond that reasonably required to conduct such a review, the Party being reviewed may, as its option, decline to comply with such request or may bill actual costs incurred in complying subsequent to the concurrence of reviewing Party.

XX.  COMPLIANCE WITH LAWS

     The Parties believe in good faith that the Services to be provided under this Agreement satisfy the requirements of the Act In the event a court or regulatory agency of competent jurisdiction should determine that modifications of this Agreement are required to bring the Services being provided hereunder into compliance with the Act, the affected Party shall promptly give the other Party written notice of the modifications deemed required. Upon delivery of such notice, the Parties shall expend diligent efforts to arrive at an agreement respecting such modifications required, and if the Parties are unable to arrive at such agreement, either Party may terminate this Agreement, without penalty, effective the day the affected Party is ordered to implement the modifications deemed required, or effective on the day either Party concludes and gives notice that the Parties will not be able to arrive at any agreement respecting such modifications, whichever date shall occur earlier.

     This Agreement is an integrated package that reflects a balancing of interests critical to the Parties. It will be submitted to the applicable state regulatory Commission and the FCC as a compliance filing, and the Parties will specifically request that the applicable state regulatory Commission and the FCC refrain from taking any action to change, suspend or otherwise delay implementation of the Agreement. In the event the Commission or the FCC rejects any portion or provision of this Agreement or subsequently issues a ruling or order that results in a provision being contrary to law, or is invalid for any reason, the parties shall continue to be bound by the terms of this Agreement, insofar as possible, except for the portion rejected or subsequently determined to be unlawful, invalid, or unenforceable. In such event, the Parties shall negotiate in good faith to replace the rejected, unlawful, invalid, or unenforceable provision and shall not discontinue service to the other Party during such period if to do so would disrupt existing service being provided to an end user. So long as the Agreement remains in effect, the Parties shall not advocate before any legislative, regulatory, or other

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                                                                 PAGE 36 OF 40

       public forum that any terms of this specific Agreement be modified or eliminated. Notwithstanding this mutual commitment, however, the Parties enter into this Agreement without prejudice to any positions they have taken previously, or may take in the future in any legislative, regulatory, or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

XXI.   CERTIFICATION REQUIREMENTS

       CLEC warrants that it has obtained all certifications required in those jurisdictions in which CLEC has ordered services pursuant to this Agreement. Subject to restrictions in Article II.A. (Permitted Use of Resold Service by CLEC and Its End Users), CLEC covenants that any originating service provider utilizing the resold services under this Agreement has obtained all required certification.

       Upon request by any governmental entity, the CLEC is required to provide proof of certification.

XXII.  INTENTIONALLY LEFT BLANK

XXIII. NOTIFICATION

       SWBT will notify CLEC of any changes in the prices, terms and conditions under which SWBT offers telecommunications services at retail to subscribers who are not telecommunications service providers or carriers, including, but not limited to, the introduction of any new features, functions, services, promotions, grandfathering or the discontinuance of current features or services at the time a tariff filing is transmitted to the State Commission, or, in situations where a tariff filing is not so transmitted, within ninety (90) days (forty-five (45) days for price changes) of the expected effective date of such change.

       With regard to new services, the notification shall advise CLEC of the category in which such new service shall be placed and the discount applicable to the new service.

       SWBT currently uses the Accessible Letter process to notify CLEC of such changes to the services available for resale. Any change to the process of notification to the CLEC will provide no less notice than the current Accessible Letter process.

XXIV.  NOTICES

       In the event any notices are required to be sent under the terms of this Agreement, they may be sent by registered mail and are deemed to have been

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                                                                 PAGE 37 OF 40

     given on the date received. Notice may also be effected by personal delivery or by overnight courier, and will be effective upon receipt. Notice may also be provided by facsimile, which will be effective on the next business day following the date of transmission; provided, however, notices to a Party's 24-hour maintenance contact number will be by telephone and/or facsimile and will be deemed to have been received on the date transmitted. The Parties will provide the appropriate telephone and facsimile numbers to each other.

     Unless otherwise specifically provided in this Agreement, notice will be directed as follows:

     To CLEC:                                    To SWBT:

     essential.com                               Contract Administration
     John Duffy, Vice President                  ATTN: Contract Management
     Of Business Development,                    Four Bell Plaza, 9th Floor
     Telecom Services                            311 S. Akard St.
     3 Burlington Woods Dr., 4th Floor           Dallas, TX 75202-5398
     Burlington, MA  O1803

     Either Party may unilaterally change its designated representative, address, telephone contact number and/or facsimile number for the receipt of notices by giving written notice to the other Party in compliance with this Section. Any notice to change the designated representative, address, telephone contact and/or facsimile number for the receipt of notices shall be deemed effective ten (10) days following receipt by the other Party.

XXV. BENEFICIARIES

     This Agreement shall not provide any nonparty with any remedy, claim, cause of action or other right.

XXVI. TERM

     SWBT and CLEC agree that the initial term of this Agreement shall commence upon approval of this Agreement by the Public Utility Commission of Texas and shall expire on October 12, 2000. Following expiration of the initial term, the Agreement shall renew for additional terms of one (1) year unless and until terminated as provided herein. Either Party may terminate this Agreement by providing written notice of termination to the other Party, at least 60 days in advance of the date of proposed termination. Upon the termination date, if CLEC has not made arrangements to provide service to its end users over its own or alternative facilities, SWBT shall invoke the notification and transfer of

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                                                                 PAGE 38 OF 40

        end user procedures outlined in Article XII. D. and F. (Termination of service to CLEC).

XXVII.  EFFECTIVE DATE

        The effective date of this Agreement shall be ten (10) days after the date that the appropriate state regulatory Commission approves this Agreement.

XXVIII. WAIVER

        The failure of either Party to enforce or insist that the other party comply with any of the terms or conditions of this Agreement, or the waiver by either Party in a particular instance of any of the terms and conditions of this Agreement, shall not be construed as a general waiver or relinquishment of the terms and conditions, but the Agreement shall be and remain at all times in full force and effect.

XXIX.   DISCLAIMER OF WARRANTIES

        SWBT MAKES NO REPRESENTATION OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER. ADDITIONALLY, SWBT ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY CLEC WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

XXX.    RELATIONSHIP OF THE PARTIES

        This Agreement shall not establish, be interpreted as establishing, or be used by either Party to establish or to represent their relationship as any form of agency, partnership or joint venture. Neither Party shall have any authority to bind the other or to act as an agent for the other unless written authority, separate from this Agreement, is provided. Nothing in the Agreement shall be construed as providing for the sharing of profits or losses arising out of the efforts of either or both of the Parties. Nothing herein shall be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.

XXXI.   INTERVENING LAW AND PRESERVATION OF RIGHTS

        This Agreement is entered into as a result of both private negotiation between the Parties and the incorporation of some of the results of arbitration by the Public Utility Commission of Texas. If the actions of the State of Texas or federal legislative bodies, courts, or regulatory agencies of competent jurisdiction

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                                                                  PAGE 39 OF 40


         invalidate, modify, or stay the enforcement of laws or regulations that were the basis or rationale for a provision of the contract, the affected provision shall be invalidated, modified, or stayed, consistent with the action of the legislative body, court, or regulatory agency upon the written request of either party. In such event, the Parties shall expend diligent efforts to arrive at an agreement respecting the appropriate modifications to the Agreement. If negotiations fail, disputes between the Parties concerning the interpretation of the actions required or provisions affected by such governmental actions shall be resolved pursuant to the dispute resolution process provided for in this Agreement. Without limiting the general applicability of the foregoing, the Parties acknowledge that on January 25, 1999, the United States Supreme Court issued its opinion in AT&T CORP. V. IOWA UTILITIES BD, 119 S. Ct. 721 (1999) and on June 1, 1999, the United States Supreme Court issued its opinion in AMERITECH V. FCC, NO. 98-1381, 1999 WL 116994, 1999 LEXIS 3671 (1999). The Parties further acknowledge and agree that by executing this Agreement, neither Party waives any of its rights, remedies, or arguments with respect to such decisions and any remand thereof, including its rights under this paragraph.

XXXII.   COMPLETE TERMS

         This Agreement, together with its exhibits constitutes the entire agreement between the Parties and supersedes all prior discussions, representations or oral understandings reached between the Parties.

         The corresponding tariffs and this Agreement (including the exhibits) contain all of the applicable rates and charges to be paid by the CLEC to SWBT in connection with SWBT's provision of telecommunications service to CLEC for Resale to its end user customers.

         Neither Party shall be bound by any amendment, modification or additional terms unless it is reduced to writing signed by an authorized representative of the Party sought to be bound.

         By their signatures in the space provided below, CLEC and SWBT indicate their acceptance of this Agreement. This agreement shall not bind CLEC and SWBT until executed by both Parties. This Agreement will be governed by and interpreted in accordance with the laws of the State of Texas.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION AGREEMENT.

essential.com                               SOUTHWESTERN BELL TELEPHONE
AECN/OCN:                                   COMPANY
         ---------

 /s/ Akhil Garland President
--------------------------------            -----------------------------------
Signature,                                  Signature

 Akhil Garland
--------------------------------            -----------------------------------
Printed Name                                Printed Name

President                                   President - Industry Markets
--------------------------------            -----------------------------------
Position/Title                              Position/Title

27 Sept.  1999
--------------------------------            -----------------------------------
Date                                        Date

                                                   EXHIBIT A
                       SOUTHWESTERN BELL'S RESALE TELECOMMUNICATIONS SERVICES* LIST - BUSINESS
                                                    TEXAS

                                                                                     RESALE DISCOUNTS
                                                                            RECURRING               NON-RECURRING
LOCAL EXCHANGE SERVICE
Business 1 Party                                                              21.6%                    21.6%
Business - Multi-Line Hunting                                                 21.6%                    21.6%
Business - Measured                                                           21.6%                    21.6%
Business - Measured (HTG Class of Service)                                    21.6%                    21.6%
Customer Operated Pay Telephone (COPT)                                        21.6%                    21.6%

EXPANDED LOCAL CALLING
EMS - Optional                                                                21.6%                    21.6%
Expanded Local Calling (Mandatory)                                            21.6%                    21.6%
Extended Area Calling Service - Optional                                      21.6%                    21.6%
Mandatory EACS - Hotel/Motel Measured Trunk                                   21.6%                    21.6%
Mandatory EACS - Multi-Line Hunting                                           21.6%                    21.6%
Mandatory EACS - One element measured, 1-party                                21.6%                    21.6%
Mandatory EACS - PBX Trunk                                                    21.6%                    21.6%
Mandatory Extended Area Calling Service (EACS)- 1                             21.6%                    21.6%
Party

VERTICAL SERVICES
Anonymous Call Rejection                                                      21.6%                    21.6%
Auto Redial                                                                   21.6%                    21.6%
Auto Redial - Usage Sensitive                                                 21.6%                    21.6%
Call Blocker                                                                  21.6%                    21.6%
Call Forwarding                                                               21.6%                    21.6%
Call Forwarding - Busy Line                                                   21.6%                    21.6%
Call Forwarding - Busy Line/Don't Answer                                      21.6%                    21.6%
Call Forwarding - Don't Answer                                                21.6%                    21.6%
Call Return                                                                   21.6%                    21.6%
Call Return - Usage Sensitive                                                 21.6%                    21.6%
Call Trace                                                                    21.6%                    21.6%
Call Waiting                                                                  21.6%                    21.6%
Calling Name                                                                  21.6%                    21.6%
Calling Number                                                                21.6%                    21.6%

*Some Services are not available in all Areas.
Resale products available subject to state and federal rules, regulations and tariffs.

                                                                                           RESALE DISCOUNTS
                                                                                 RECURRING                NON-RECURRING
VERTICAL SERVICES (CONT.)
ComCall -Registered Trademark-                                                     21.6%                     21.6%
Personalized Ring (1 dependent number)                                             21.6%                     21.6%
Personalized Ring (2 dependent numbers - 1st                                       21.6%                     21.6%
number)
Personalized Ring (2 dependent numbers - 2nd                                       21.6%                     21.6%
number)
Priority Call                                                                      21.6%                     21.6%
Remote Access to Call Forwarding                                                   21.6%                     21.6%
Selective Call Forwarding                                                          21.6%                     21.6%
Simultaneous Call Forwarding                                                       21.6%                     21.6%
Speed Calling 8                                                                    21.6%                     21.6%
Speed Calling 30                                                                   21.6%                     21.6%
Three Way Calling                                                                  21.6%                     21.6%

DID
DID (First Block of 100 - Category 1)                                              21.6%                     21.6%
DID (First Block of 10 - Category 1)                                               21.6%                     21.6%
DID (Ea. adl. block of 10 after first 10 - Category 1)                             21.6%                     21.6%
DID (Ea. adl. block of 100 after first 100 - Category 2)                           21.6%                     21.6%
DID (Ea. adl. block of 10 assigned over 1st 100 -                                  21.6%                     21.6%
 Category 2)
DID (with dial pulse)                                                              21.6%                     21.6%
DID (with Multifrequency)                                                          21.6%                     21.6%
DID (with Dual-Tone Multifrequency)                                                21.6%                     21.6%
DID (1 st 10 Trunks or access lines)                                               21.6%                     21.6%
DID (11 th thru 50th trunk or network access line)                                 21.6%                     21.6%
DID (51st trunk or network access line)                                            21.6%                     21.6%

TRUNKS
Trunk                                                                              21.6%                     21.6%

AIN
Area Wide Networking                                                               21.6%                     21.6%
Caller Intellidata -Registered Trademark-                                          21.6%                     21.6%
Disaster Routing Service                                                           21.6%                     21.6%
Intelligent Redirect -SM-                                                          21.6%                     21.6%
IntelliNumber                                                                      21.6%                     21.6%
Positive ID                                                                        21.6%                     21.6%

*Some Services are not available in all Areas.
Resale products available subject to state and federal rules, regulations and tariffs.

                                                                                       RESALE DISCOUNTS
                                                                             RECURRING               NON-RECURRING
OTHER
Customer Alerting Enablement                                                    21.6%                     21.6%
Grandfathered Services                                                          21.6%                     21.6%
Hot Line                                                                        21.6%                     21.6%
Hunting                                                                         21.6%                     21.6%
Local Operator Assistance Service                                               21.6%                     21.6%
Night Number associated with Telephone Number                                   21.6%                     21.6%
Night Number associated with a Terminal                                         21.6%                     21.6%
Bundled Telecommunications Services (e.g., the                                  21.6%                     21.6%
Works)
Promotions (Greater than 90 days)                                               21.6%                     21.6%
Telebranch -Registered Trademark-                                               21.6%                     21.6%
TouchTone (Business)                                                            21.6%                     21.6%
TouchTone (Trunk)                                                               21.6%                     21.6%
Voice Dial                                                                      21.6%                     21.6%
Warm Line                                                                       21.6%                     21.6%

ISDN
Digiline -SM-                                                                   21.6%                     21.6%
Select Video Plus -Registered Trademark-                                        21.6%                     21.6%
Smart Trunk -SM-                                                                21.6%                     21.6%

DIRECTORY ASSISTANCE SERVICES                                                   21.6%                     21.6%

TOLL
IntraLATA MTS                                                                   21.6%                     21.6%
MaxiMizer 800 -Registered Trademark-                                            21.6%                     21.6%
OutWATS                                                                         21.6%                     21.6%

OPTIONAL TOLL CALLING PLANS
1+SAVER -SM-                                                                    21.6%                     21.6%

PLEXAR -Registered Trademark-
Plexar I -Registered Trademark-                                                 21.6%                     21.6%
Plexar II -Registered Trademark-                                                21.6%                     21.6%
Plexar Custom                                                                   21.6%                     21.6%

*Some Services are not available in all Areas.
Resale products available subject to state and federal rules, regulations and tariffs.

                                                                                    RESALE DISCOUNTS
                                                                           RECURRING               NON-RECURRING
PRIVATE LINE
Analog Private Lines                                                         21.6%                     21.6%
Business Video Service                                                       21.6%                     21.6%
DOVLink                                                                      21.6%                     21.6%
Frame Relay                                                                  21.6%                     21.6%
MegaLink I -Registered Trademark-                                            21.6%                     21.6%
MegaLink II -Registered Trademark-                                           21.6%                     21.6%
MegaLink III -Registered Trademark-                                          21.6%                     21.6%
MicroLink I -Registered Trademark-                                           21.6%                     21.6%
Network Reconfiguration Service                                              21.6%                     21.6%




*Some Services are not available in all Areas.
Resale products available subject to state and federal rules, regulations and tariffs.

    SOUTHWESTERN BELL'S RESALE TELECOMMUNICATIONS SERVICES* LIST - RESIDENCE
                                     TEXAS

                                                                                                  RESALE DISCOUNTS
                                                                                          RECURRING            NON-RECURRING
LOCAL EXCHANGE SERVICE
Life Line and Link Up America Services                                                     21.6%                  21.6%
Residence 1 Party                                                                          21.6%                  21.6%
Residence Measured                                                                         21.6%                  21.6%

EXPANDED LOCAL CALLING
Expanded Local Calling (Mandatory)                                                         21.6%                  21.6%
Mandatory Extended Area Calling Service (EACS)- 1 Party                                    21.6%                  21.6%
Mandatory EACS - One element measured, 1 Party                                             21.6%                  21.6%
EMS - Optional                                                                             21.6%                  21.6%
Extended Area Calling Service - Optional                                                   21.6%                  21.6%

VERTICAL SERVICES
Anonymous Call Rejection                                                                   21.6%                  21.6%
Auto Redial                                                                                21.6%                  21.6%
Auto Redial - Usage Sensitive                                                              21.6%                  21.6%
Call Blocker                                                                               21.6%                  21.6%
Call Forwarding                                                                            21.6%                  21.6%
Call Forwarding - Busy Line                                                                21.6%                  21.6%
Call Forwarding - Busy Line/Don't Answer                                                   21.6%                  21.6%
Call Forwarding - Don't Answer                                                             21.6%                  21.6%
Call Return                                                                                21.6%                  21.6%
Call Return - Usage Sensitive                                                              21.6%                  21.6%
Call Trace                                                                                 21.6%                  21.6%
Call Waiting                                                                               21.6%                  21.6%
Calling Name                                                                               21.6%                  21.6%
Calling Number                                                                             21.6%                  21.6%
ComCall -Registered Trademark-                                                             21.6%                  21.6%
Personalized Ring (1 dependent number)                                                     21.6%                  21.6%
Personalized Ring (2 dependent numbers - 1st number)                                       21.6%                  21.6%
Personalized Ring (2 dependent numbers - 2nd number)                                       21.6%                  21.6%
Priority Call                                                                              21.6%                  21.6%
Remote Access to Call Forwarding                                                           21.6%                  21.6%
Selective Call Forwarding                                                                  21.6%                  21.6%
Simultaneous Call Forwarding                                                               21.6%                  21.6%


*Some Services are not available in all Areas.
Resale products available subject to state and federal rules, regulations and tariffs.

                                                                                   RESALE DISCOUNTS
                                                                           RECURRING              NON-RECURRING
VERTICAL SERVICES (cont.)
Speed Calling 8                                                              21.6%                    21.6%
Three Way Calling                                                            21.6%                    21.6%

DIRECTORY ASSISTANCE SERVICES                                                21.6%                    21.6%

ISDN
Digiline-SM-                                                                 21.6%                    21.6%

OTHER
Customer Alerting Enablement                                                 21.6%                    21.6%
Grandfathered Services                                                       21.6%                    21.6%
Hot Line                                                                     21.6%                    21.6%
Local Operator Assistance Service                                            21.6%                    21.6%
Bundled Telecommunications Services (e.g., the                               21.6%                    21.6%
Works)
Promotions (Greater than 90 days)                                            21.6%                    21.6%
Preferred Number Service                                                     21.6%                    21.6%
TouchTone                                                                    21.6%                    21.6%
Voice Dial                                                                   21.6%                    21.6%
Warm Line                                                                    21.6%                    21.6%

TOLL
Home 800-SM-                                                                 21.6%                    21.6%
IntraLATA MTS                                                                21.6%                    21.6%


*Some Services are not available in all Areas.
Resale products available subject to state and federal rules, regulations and tariffs.

                                   EXHIBIT B

                  SOUTHWESTERN BELL'S RESALE OTHER SERVICES* LIST
                                     TEXAS

                                                                                       RESALE DISCOUNTS
                                                                             RECURRING               NON-RECURRING
                                                                             ---------               -------------
900/976 Call Restriction                                                        21.6%                     21.6%
976 Information Delivery Service                                                 0%                        0%
Access Services                                                                  0%                        0%
Additional Directory Listings                                                   21.6%                     21.6%
Bill Plus                                                                        5%                        5%
Cellular Mobile Telephone Interconnection Services                               0%                        0%
Company Initiated Suspension Service                                             0%                        0%
Connections with Terminal Equipment and                                          0%                        0%
Communications Equipment
Consolidated Billing                                                             5%                        5%
Construction Charges                                                             0%                        0%
Customer Initiated Suspension Service                                            0%                        0%
Distance Learning                                                               21.6%                     21.6%
Exchange Connection Service                                                      0%                        0%
Maintenance of Service Charges                                                   0%                        0%
Shared Tenant Service                                                            0%                        0%
Telecommunications Service Priority Systems                                      0%                        0%
Toll Restriction                                                                21.6%                     21.6%



*Some Services not available in all Areas.
Resale products available subject to state and federal rules, regulations and tariffs.

                                   EXHIBIT C
                                APPENDIX RESALE
                                    TEXAS
                   OS/DA PRICING - BRANDING, RATE & REFERENCE

The following rates will apply for each service element:

--------------------------------------------------------------------------
A. CALL BRANDING

An initial non-recurring charge applies per TOPS switch, per brand for the establishment of CLEC specific Call Branding. A Per Call charge also applies. When there are subsequent changes to the branding announcement, an additional non-recurring charge will also apply per TOPS, per brand, for each change.

                               Rate per initial load group   $1,081.00
                            Rate per load for Brand change   $1,081.00
                                                  Per Call    $0.0312
--------------------------------------------------------------------------
B. DIRECTORY ASSISTANCE RATE/REFERENCE
   INFORMATION

An initial non-recurring charge applies per TOPS switch, per rate schedule for the initial load of CLEC's DA Services Rate/Reference Information. An additional non-recurring charge applies per TOPS switch, per rate schedule for each subsequent change to Rate/Reference Information.

                                    *Rate per initial load   $1,958.67
                           Rate per subsequent rate change     $934.44
                      Rate per subsequent reference change     $934.44
--------------------------------------------------------------------------
C. OPERATOR SERVICES RATE/REFERENCE
   INFORMATION

An initial non-recurring charge applies per TOPS switch, per rate schedule for the initial load of CLEC's Operator Services Rate/Reference Information. An additional non-recurring charge applies per TOPS switch, per rate schedule for each subsequent change to Rate/Reference Information.

                                    *Rate per initial load   $1,958.67
                           Rate per subsequent rate change     $934.44
                      Rate per subsequent reference change     $934.44
--------------------------------------------------------------------------


* Initial Load Charges for Rate/Reference (B and C) when ordered together, will incur a single Initial Load Charge. In cases where Rate/Reference information is ordered separately, individual Initial Load charges will apply to each order.

                         APPENDIX OSS-RESALE

                                 APPENDIX OSS

                ACCESS TO OPERATIONS SUPPORT SYSTEMS FUNCTIONS

1.   GENERAL CONDITIONS

     1.1 This Appendix sets forth the terms and conditions under which SWBT provides nondiscriminatory access to SWBT's operations support systems (OSS) "functions" to CLEC for pre-ordering, ordering, provisioning, maintenance / repair, and billing.

     1.2 Resale functions will be accessible via electronic interface, as described herein, where such functions are available. Manual access is available for all pre-ordering, ordering, provisioning, and billing functions via the Local Service Center (LSC). Repair and maintenance functions are available in a manual mode through the Local Operations Center (LOC).

     1.3 CLEC agrees to utilize SWBT electronic interfaces, as described herein, only for the purposes of establishing and maintaining Resale services through SWBT. In addition, CLEC agrees that such use will comply with the summary of SWBT's Operating Practice No. 113, Protection of Electronic Information, titled Competitive Local Exchange Carrier Security Policies and Guidelines. Failure to comply with such security guidelines may result in forfeiture of electronic access to OSS functionality.'

     1.4 CLEC's access to pre-order functions described in 2.2.2 will only be utilized to view Customer Proprietary Network Information (CPNI) of another carrier's end-user where CLEC has obtained an authorization for release of CPNI from the end-user and has obtained an authorization to become the end user's local service provider. The authorization for release of CPNI must substantially reflect the following:

     1.4.1 "This written consent serves as instruction to all holders of my local exchange telecommunications Customer Proprietary Network Information
(CPNI) and account identification information to provide such information to the undersigned. Specifically, I authorize disclosure of my account billing name, billing address, and directory listing information, and CPNI including, service address, service and feature subscription, long distance carrier identity, and pending service order activity. This Authorization remains in effect until such time that I revoke it directly or appoint another individual/company with such capacity or undersigned receives notice to disconnect my local exchange service or notice that a service disconnect has been performed. At and from such time, this Authorization is null and void."

Or
     1.4.2 Authorization for change in local exchange service and release of CPNI with documentation that adheres to all requirements of state and federal law, as applicable.

     1.5 By utilizing electronic interfaces to access OSS functions, CLEC agrees to perform accurate and correct ordering as it relates to the application of Resale rates and charges where they are subject to the terms of this Agreement and applicable SWBT tariffs. All exception handling must requested manually from the LSC.

     1.6 In areas where Resale order functions are not available via an electronic interface for the pre-order, ordering and provisioning processes, SWBT and CLEC will use manual processes. Should SWBT develop electronic interfaces for these functions for itself, SWBT will make electronic access available to CLEC.

     1.7 The Information Services (I.S.) Call Center provides a technical support function for electronic interfaces. CLEC will also provide a single point of contact for technical issues related to the electronic interfaces.

     1.8 SWBT and CLEC will establish interface contingency plans and disaster recovery plans for the pre-order, ordering and provisioning of Resale services.

     1.9 SWBT reserves the right to modify or discontinue the use of any system or interface as it deems appropriate. Provided however,

         (a) SWBT shall provide CLEC with at least 90 days prior written notice of any planned discontinuance and provide CLEC with a functionally equivalent interface to access the OSS functions for any system or interface that is discontinued. Upon CLEC request, SWBT shall also provide a reasonable transition period.

         (b) SWBT shall provide CLEC with reasonable prior written notice of any significant system modifications.

     1.10 If CLEC elects to utilize electronic interfaces based upon industry guidelines for Resale, SWBT and CLEC agree to participate in the Order and Billing Forum (OBF) and the Telecommunications Industry Forum (TCIF) to establish and conform to uniform industry guidelines for electronic interfaces for pre-order, ordering, and - provisioning. Neither Party waives its rights as participants in such forums or in the implementation of the guidelines. TO achieve system functionality as quickly as possible, the Parties acknowledge that SWBT may deploy these interfaces with requirements developed in advance of industry guidelines. Thus, subsequent modifications may be necessary to comply with emerging guidelines. CLEC and SWBT are individually responsible for evaluating the risk of developing their respective systems in advance of guidelines and agree to support their own system modifications to comply with new requirements. In addition, SWBT has the right to define LSR Usage requirements according to the General Section 1.0, paragraph 1.4 of the practices in the OBF Local Service Ordering Guidelines (LSOG), which states:
"Options described in this practice may not be applicable to individual providers tariffs; therefore, use of either the field or valid entries within the field is based on the providers tariffs/practices."

     1.11 Due to enhancements and on-going development of access to SWBT's OSS functions, certain interfaces described in this Appendix may be modified, temporarily unavailable or may be phased out after execution of this Appendix. In compliance with section 1.9 of this Appendix, SWBT agrees that interfaces phased out will be accompanied with proper notice.

     1.12 CLEC is responsible for obtaining operating system software and hardware to access OSS functions as specified in the document "Requirements for Access to Southwestern Bell OSS Functions."

2.   PRE-ORDER

     2.1 SWBT will provide real time access to pre-order functions to support CLEC ordering of Resale services. The Parties acknowledge that ordering requirements necessitate the use of current, real time pre-order information to accurately build service orders. The following lists represent pre-order functions that are available to CLEC so that CLEC order requests may be created to comply with SWBT ordering requirements.

     2.2 PRE-ORDERING FUNCTIONS FOR RESALE SERVICES INCLUDE:

         2.2.1 Features and services available at a valid service address (as applicable);

         2.2.2 Access to SWBT retail or resold customer proprietary network INFORMATION (CPNI) for preordering will include: billing name, service address, billing address, service and feature subscription, directory listing information, long distance carrier identity, and pending service order activity (CLEC agrees that CLEC's representatives will not access the information specified in this subsection until after the customer requests that his or her local exchange service provider be changed to CLEC, and a customer authorization for release of CPNI complies with conditions as described in section 1.4 of this Appendix.)

         2.2.3 A telephone number (if the customer does not have one assigned) with the customer on-line;

         2.2.4 Service availability dates to the customer;

         2.2.5 Information regarding whether dispatch is required;

         2.2.6 Primary Interexchange Carrier (PIC) options for intraLATA toll (when available) and interLATA toll;

         2.2.7 Service address verification.

     2.3. ELECTRONIC ACCESS TO PRE-ORDER FUNCTIONS: SWBT will provide CLEC access to one or more of the following systems:

         2.3.1 RESALE SERVICES PRE-ORDER SYSTEM AVAILABILITY:

            2.3.1.1 Residential Easy Access Sales Environment (R-EASE): R-EASE is an ordering entry system through which SWBT provides CLEC access to the functions of preordering when R-EASE is utilized to order SWBT Residential Resale Services.

            2.3.1.2 Business Easy Access Sales Environment (B-EASE): B-EASE is an ordering entry system through which SWBT provides CLEC access to the functions of preordering when such access is utilized to order SWBT-Business Resale Services.

            2.3.1.3 DataGate is a transaction-based data query system through which SWBT provides CLEC access to pre-ordering functions. This gateway shall be a Transmission Control Protocol/Internet Protocol (TCP/IP) gateway and will allow CLEC to access the preorder functions for Resale services by CLEC developing its own end-user interface. SWBT and CLEC agree to cooperate in developing and implementing an electronic communication interface that will be consistent with industry guidelines developed by the OBF and the TCIF, assuming they are different from that which SWBT is providing.

            2.3.1.4 Verigate is an end-user interface developed by SWBT that provides access to the pre-ordering functions for Resale Services. Verigate may be used in connection with electronic or manual ordering. Verigate is accessible via Toolbar.

         2.3.2 OTHER PRE-ORDER FUNCTION AVAILABILITY:

            2.3.2.1 Where pre-ordering functions are not available electronically CLEC will manually request this information from SWBT's LSC for inclusion on the service order request.

            2.3.2.2 In addition to electronic interface access to pre-order information, upon request but not more frequently than once a month, SWBT will provide CLEC certain pre-order information in batch transmission for the purposes of back-up data for periods of system unavailability. Specifically, the following database information may be electronically provided, Street Address Guide (SAG) Guide, Service and Feature Availability by NXX and a PIC list, to support address verification, service and feature availability and PIC availability, respectively. The parties recognize such information must be used to construct order requests only in exception handling situations.

3.   ORDERING/PROVISIONING

     3.1 SWBT provides real time access to ordering functions (as measured from the time SWBT receives accurate service requests from the interface) to support CLEC provisioning of Resale services via one or more electronic interfaces. To order Resale services, CLEC will format the service request to identify what features, services, or elements it wishes SWBT to provision in accordance with SWBT ordering requirements. SWBT will provide CLEC access to one or more of the following systems or interfaces:

     3.2 RESALE SERVICES ORDER REQUEST SYSTEM AVAILABILITY:

         3.2.1 R-EASE is available for the generation of Residential Resale services orders. Ordering flows are available via this system.

         3.2.2 B-EASE is available for the generation of Business Resale services orders. Ordering flows are available via this system.

         3.2.3 Service Order Retrieval and Distribution (SORD) interface provides CLECs with the ability to create certain complex Resale orders that cannot be ordered through EASE, EDI or LEX In addition, the SORD interface supports the modification of Service Orders submitted electronically by CLEC. Should CLEC elect to correct service order errors via SORD, CLEC will be responsible for correcting all errors occurring prior to completion, on any orders submitted electronically by CLEC.

         3.2.4 SWBT makes available to CLEC an Electronic Data Interchange (EDI) interface for transmission of SWBT ordering requirements via formats provided on the Local Service Request (LSR) as defined by the Ordering and Billing Forum
(OBF) and via EDI mapping as defined by TCIF. In ordering and provisioning Resale, CLEC and SWBT will utilize industry guidelines developed by OBF and TCIF EDI to transmit data based upon SWBT's Resale ordering requirements.

         3.2.5 LEX is an end-user interface that provides access to the ordering functions for Resale Services.

     3.3 PROVISIONING FOR RESALE SERVICES: SWBT will provision Resale Services as detailed in CLEC order requests. Access to status on such orders will be provided via the following electronic interfaces:

         3.3.1 Order Status will allow CLEC to check service order status. Order Status is accessible via SWBT Toolbar. In addition, pending orders can be viewed in SORD.

         3.3.2 In cases of EDI ordering, SWBT will provide CLEC with an EDI interface for transferring and receiving orders, Firm Order Confirmation (FOC), service completion, and, as available, other provisioning data and information. SWBT will provide CLEC with a FOC for each Resale service request. The FOC will include: purchase order number, telephone number, Local Service Request number, due date, Service Order number, and completion date. Upon work completion, SWBT will provide CLEC with an 855 EDI transaction-based Order Completion that states when that order was completed. CLEC may submit supplement requests via the 860 EDI transaction, and, where available, SWBT will provide CLEC an 865 EDI transaction-based Completion notice.

            3.3.2.1 The Parties agree that the following timelines are applicable to electronically generated service orders with errors corrected via SORD: 1) Errors occurring between application and distribution must be corrected within 5 hours for a simple order and within 24 hours for a complex order, 2)Error Service Order Image (ESOI) errors must be corrected within 3 business hours. Service orders will be excluded from calculation of the results for all related performance measurements, described in Appendix Performance Measurements, if CLEC fails to correct service order errors within the timeframes specified above. Additionally, service orders, with errors that occur after order generation, but prior to distribution will not qualify for a SBC issued FOC.

         3.3.3 In cases of EDI ordering, SWBT will provide CLEC with an EDI interface for transferring and receiving orders, Firm Order Confirmation (FOC), service completion, and, as available, other provisioning data and information. SWBT will provide CLEC with a FOC for each Resale service request. The FOC will include: purchase order number, telephone number, Local Service Request number, due date, Service Order number, and completion date. Upon work completion, SWBT will provide CLEC with an 855 EDI transaction-based Order Completion that states when that order was completed. CLEC may submit supplement requests via the 860 EDI transaction, and, where available, SWBT will provide CLEC an 865 EDI transaction-based Completion notice.

         3.3.4 A file transmission may be provided to confirm order completions for REASE or B-EASE order processing. This file will provide service order information of all distributed and completed orders for CLEC.

            3.3.4.1 The Parties agree that the following timelines are applicable to electronically generated service orders with errors corrected via
SORD: 1) Errors occurring between application and distribution must be corrected prior to releasing the order from EASE; 2) Error Service Order Image (ESOI) errors must be corrected within 3 business hours Service orders will be excluded from calculation of the results for the related performance measurements, described in Appendix Performance Measurements, if CLEC fails to correct service order errors within the timeframes specified above. Additionally, service orders with errors that occur after order generation, but prior to distribution will not qualify for a SBC issued FOC.

4.   MAINTENANCE/REPAIR

     4.1 Two real time electronic interfaces are accessible to place, and check the status of trouble reports for both Resales. Upon request, CLEC may access these functions via the following methods:

         4.1.1 Trouble Administration (TA) system access provides CLEC with SWBT software that allows CLEC to submit trouble reports and subsequently check status on trouble reports for CLEC end-users. TA will provide the ability to review the maintenance history of a converted Resale CLEC account. TA is accessible via SWBT Toolbar.

         4.1.2 Electronic Bonding Interface (EBI) is an interface that is available for trouble report submission and status updates. This EBI conforms to ANSI guidelines T1:227:1995 and T1.228:1995, Electronic Communications Implementation Committee (ECIC) Trouble Report Format Definition (TFRD) Number I as defined in ECIC document ECIC/TRA/95-003, and all guidelines referenced within those documents, as mutually agreed upon by CLEC and SWBT. Functions currently implemented will include Enter Trouble, Request Trouble Report Status, Add Trouble Information, Modify Trouble Report Attributes, Trouble Report Attribute Value Change Notification, and Cancel Trouble Report, as explained in 6 and 9 of ANSI T1.228:1995. CLEC and SWBT will exchange requests over a mutually agreeable X.25-based network.

5.   BILLING

     5.1 SWBT shall bill CLEC for resold services. SWBT shall send associated billing information to CLEC as necessary to allow CLEC to perform billing functions. At minimum SWBT will provide CLEC billing information in a paper format or via magnetic tape, as agreed to between CLEC and SWBT.

     5.2 ELECTRONIC ACCESS TO BILLING INFORMATION FOR RESALE SERVICES WILL ALSO BE AVAILABLE VIA THE FOLLOWING INTERFACES:

         5.2.1 CLEC may receive Bill Plus -TM-, an electronic version of their bill as described in and in accordance with SWBT's Local Exchange Tariff.

         5.2.2 CLEC may receive a mechanized bill format via the EDI 811 transaction set.

         5.2.3 CLEC may also view billing information through the Bill Information interface. Bill Information will be accessible via SWBT Toolbar.

         5.2.4 SWBT shall provide CLECs a Usage Extract Feed electronically, on a daily basis, with information on the usage billed to its accounts for resale services in the industry standardized Exchange Message Record (EMR) format,

         5.2.5 CLEC may receive Local Disconnect Report records (via CARE records) electronically that indicate when CLEC's customers change their Competitive Local Exchange Carrier.

6.   REMOTE ACCESS FACILITY

     6.1 CLEC must access the following SWBT OSS interfaces via a CLEC Remote Access Facility (LRAF) located in Dallas, Texas: R-EASE; B-EASE; DataGate; EDI-Ordering; SORD Supplement and via Toolbar, Trouble Administration, Order Status, Verigate, LEX, and

Bill Information. Connection to the LRAF will be established via a "port" either through dial-up or direct connection as described in Section 6.2. CLEC may utilize a port to access these interfaces to perform the supported functions in any SWBT state where CLEC has executed an Appendix OSS and purchases System Access in that state.

     6.2 CLEC may use three types of access: Switched, Private Line, and Frame Relay. For Private Line and Frame Relay "Direct Connections," CLEC shall provide its own router, circuit, and two Channel Service Units/Data Service Units (CSU/DSU). The demarcation point shall be the router interface at the LRAF. Switched Acces "Dial-up Connections" require CLEC to provide its own modems and connection to the SWBT LRAF. CLEC shall pay the cost of the call if Switched Access is used.

     6.3 CLEC shall use TCP/IP to access SWBT OSS via the LRAF. In addition, each CLEC shall have one valid Internet Protocol (IP) network address. CLEC shall maintain a user-id /password unique to each individual for accessing a SWBT OSS on CLEC's behalf. CLEC shall provide estimates regarding its volume of transactions, number of concurrent users, desired number of private line or dial-up (switched) connections, and length of a typical session.

     6.4 CLEC shall attend and participate in implementation meetings to discuss CLEC LRAF access plans in detail and schedule testing of such connections.

7. OPERATIONAL READINESS TEST (ORT) FOR ORDERING/PROVISIONING AND REPAIR/ MAINTENANCE INTERFACES

     7.1 Prior to live access to interface functionality, the Parties must conduct Operational Readiness Testing (ORT), which will allow for the testing of the systems, interfaces, and processes for the OSS functions ORT will be completed in conformance with agreed upon processes and implementation dates.

     7.2 Prior to live system usage, CLEC must complete user education classes for SWBT-provided interfaces that affect the SWBT network. Classes are train-the-trainer format to enable CLEC to devise its own course work for its own employees. Charges will apply for each class. Classes will be required for R-EASE, B-EASE, LEX, SORD Supplement and Trouble Administration. Optional classes will be available for Order Status and Verigate. Classes are train-the-trainer format to enable CLEC to devise its own coursework for its own employees. Charges apply to training delivery. Schedules will be made available upon request and are subject to change, with class lengths varying. Ongoing class schedules may be requested from the CLEC's account manager.

--------------------------------------------------------------------------------------------------------------------------------
Training Rates        5 day      4.5 day    4 day      3.5 day    3 day     2.5 day      2 day    1.5 day     1 day     1/2 day
                      class       class     class       class     class      class       class     class      class     class
-------------------------------------------------------------------------------------------------------------------------------
1 to 5 students       $4,050     $3,650     $3,240     $2,835     $2,430     $2,025     $1,620     $1,215      $810      $405
6 students            $4,860     $4,380     $3,890     $3,402     $2,915     $2,430     $1,945     $1,455      $970      $490
7 students            $5,670     $5,100     $4,535     $3,969     $3,400     $2,835     $2,270     $1,705     $1,135     $570
8 students            $6,480     $5,830     $5,185     $4,536     $3,890     $3,240     $2,590     $1,950     $1,300     $650
9 students            $7,290     $6,570     $5,830     $5,103     $4,375     $3,645     $2,915     $2,190     $1,460     $730
10 students           $8,100     $7,300     $6,480     $5,670     $4,860     $4,050     $3,240     $2,430     $1,620     $810
11 students           $8,910     $8,030     $7,130     $6,237     $5,345     $4,455     $3,565     $2,670     $1,780     $890
12 students           $9,720     $8,760     $7,780     $6,804     $5,830     S4,860     $3,890     $2,920     $1,945     $970

--------------------------------------------------------------------------------------------------------------------------------

     7.3 A separate agreement will be required as a commitment to pay for a specific number of CLEC students in each class. CLEC agrees that charges will be billed by SWBT and CLEC payment is due 30 days later. CLEC agrees that personnel from other competitive Local Service Providers may be scheduled into any class to fill any seats for which the CLEC has not contracted. Class availability is first-come, first served with priority given to CLECs who have not yet attended the specific class.

     7.4 Class dates will based upon SWBT availability and will be coordinated between CLEC, Account Manager and Product Management.

     7.5 CLEC agrees to pay cancellation fee of the full price noted in the separate agreement if CLEC cancels scheduled classes less than two weeks prior to the scheduled start date. CLEC agrees to provide to SWBT completed registration forms for each student no later than one week prior to the scheduled training class.

     7.6 CLEC agrees that CLEC personnel attending classes are to utilize only training databases and training presented to them in class. Attempts to access any other SWBT or SBC system are strictly prohibited.

     7.7 CLEC further agrees that training material, manuals and instructor guides can be duplicated only for internal use for the purpose of training employees to utilize capabilities SWBT's OSS in accordance with this Appendix.

8.   RATES

     8.1 CLEC requesting access to one or more of the SWBT OSS functions (i.e., pre-ordering, ordering / provisioning, maintenance / repair, billing) agrees to pay the following rate:

     System Access                         $ 3,200.00/ month

     8.2 CLEC requesting functions via interfaces that require connection to the Remote Access Facility, as described in section 6, agrees to pay the following rate(s) depending upon on method of access utilized:


             Remote Access Facility Access Methods
             Direct Connection Per Port                $ 1,505.00/ month
             Dial Up Per Port                          $   301.00/ month

     8.3 CLEC requesting the Bill Plus-TM- , as described in 5.2.1, agrees to pay applicable tariffed rate, less Resale discount.

     8.4 CLEC requesting the billing function for Usage Billable Records, as described in 5.2.4, agrees to pay $.003 per message transmitted.

     8.5 CLEC requesting the Local Disconnect Report, as described in 5.2.5, agrees to pay $0.10 per record transmitted.

     8.6 Should unforeseen modifications and costs to provision OSS functions become required by SWBT or industry guidelines, or by regulatory rulings, SWBT reserves the right to modify its rate structure. In addition, should CLEC request custom development of an exclusive interface to support OSS functions, such development will be considered by SWBT on an Individual Case Basis (ICB) and priced as such.

9.   EFFECTIVE DATE, TERM

     9.1 Whereas CLEC is currently operational under an existing, approved Interconnection Agreement, this Appendix OSS will be effective, pending commission approval, 10 days after it is filed with the state commission. Alternatively, this Appendix will be effective upon approval by the state commission when it is approved as a part of the Interconnection Agreement.

10.  APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS

     This appendix, and every service provided hereunder, shall be subject to all rates, terms and conditions contained in this Agreement or other appendices or attachments to this Agreement which are legitimately related to such service; and all such rates, terms and conditions are incorporated by reference herein and as part of every service provided hereunder. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions of the Resale Agreement are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each service provided hereunder description of rates and charges for services, terms and conditions for resale of services, responsibilities of SWBT, additional responsibilities of the parties, additional responsibilities of CLEC, termination of service to CLEC, changes in subscriber carrier selection, notices, effective date, terra, disclaimer of warranties, limitation of liability, force majeure, nondisclosure, dispute resolution, verification reviews, compliance with laws, intervening law and preservation of rights.

                             APPENDIX
                      PERFORMANCE MEASUREMENTS

                     APPENDIX PERFORMANCE MEASUREMENTS

1.0     INTRODUCTION

        This Appendix Performance Measurements contains Performance Criteria which applies to resold services. The measurements set forth in this Appendix illustrates non-discriminatory access to SWBT's Operations Support Systems (OSS) and covers each of the five recognized OSS functions (pre-ordering, ordering, provisioning, maintenance and repair, and billing).

        The performance measurements contained herein, notwithstanding any provisions in any other appendix in this Agreement, are not intended to create, modify or otherwise affect parties' rights and obligations. The existence of any particular performance measure, or the language describing that measure, is not evidence that CLEC is entitled to any particular manner of access, nor is it evidence that SWBT is limited to providing any particular manner of access. The parties' rights and obligations to such access are defined elsewhere, including the relevant laws, FCC and PUC. decisions/regulations, tariffs, and within this agreement.

2.0     DEFINITIONS

        When used in this Appendix, the following terms will have the meanings indicated:

        2.1 Performance Criteria means the target level of SWBT performance specified for each Performance Measurement. Generally, the Performance Measurements contained in this Appendix specify performance equal to that which SWBT achieves for itself in providing. equivalent end user, service as the Performance Criterion.

        2.2 For certain Performance Measurements, a specific quantitative target has been adopted as the Performance Criterion. The determination of compliance is through the comparison of the measured performance delivered to CLEC and the applicable benchmark.

        2.3 Performance Measures means the set of measures listed in all of section 6.0 of this Appendix.

3.0     SPECIFIED PERFORMANCE STANDARDS

        3.1 SWBT will meet the Performance Criteria contained in this Appendix, except in those instances where its failure to do so is a result of a) the CLEC's failure to perform any of its obligations set forth in this Agreement or under the Act, or Texas law b) any delay, act or failure to act by an end user, agent or subcontractor of the CLEC, c) any Force Majeure Event,
                d) or non-SWBT
                problems associated with third party systems or equipment, which could not have been avoided by SWBT in exercise of reasonable diligence. Provided, however, the third party exclusion will not be raised by SWBT more than three times within a calendar year.

4.0     RECORDS AND REPORTS

        4.1 SWBT will not levy a separate charge for provision of the data to CLEC called for under this Appendix. Notwithstanding other provisions of this Agreement, the Parties agree that such data and associated records will be deemed Proprietary Information.

        4.2 Reports are to be made available to the CLEC by the 20th day following the close of the calendar month. If the 20th falls on a weekend or holiday, the reports will be made available the next business day.

        4.3 CLEC will have access to monthly reports through an interactive Website.

        4.4 CLEC and SWBT will consult with one another and attempt in good faith to resolve any issues regarding the accuracy or integrity of data collected, generated, and reported pursuant to this Appendix.

        4.5 UNE measurement categories included on the reports will be zero filled as that data is not applicable to resold services.

5.0     INITIAL IMPLEMENTATION; DATA REVIEW

        5.1 Every six months, SWBT, CLEC, and Commission representatives will review the performance measures to determine whether measurements should be added, deleted, or modified; whether the applicable benchmark standards should be modified or replaced by parity standards. The criterion for reclassification of a measure shall be whether the actual volume of data points was lesser or greater than anticipated. Criteria for review of performance measures, other than for possible reclassification, shall be whether there exists an omission or failure to capture intended performance, and whether there is duplication of another measurement. Performance measures for 911 may be examined at any six month review to determine whether they should be reclassified. The first six month period will begin when an agreement is adopted by CLEC and approved by the Commission. Any changes to existing performance measures shall be by mutual agreement of the parties and, if necessary, with respect to new measures and their appropriate classification, by arbitration. The current measurements and benchmarks will be in effect until modified hereunder or expiration of the agreement.

6.0     PERFORMANCE MEASUREMENTS

        SWBT will provide the following Performance Measurements, in accordance with the Business Rules, under this Agreement:

        6.1     Pre-Ordering/Ordering

                6.1.1   MEASUREMENT - Average Response Time For OSS
                        Pre-Order Interfaces
                        DEFINITION - The average response time in seconds from the SWBT side of the Remote Access Facility (RAF) and return for pre-order interfaces (Verigate, DataGate and EDI where the pre-order functionality is integrated) by function.
                        CALCULATION - Sigma[Query Response Date & Time)-(Query Submission Date & Time)] DIVIDED BY (Number of Queries Submitted in Reporting Period)
                        REPORT STRUCTURE -
                        BENCHMARK: TO BE DETERMINED
                      - ADDRESS VERIFICATION
                      - REQUEST FOR TELEPHONE NUMBER
                      - REQUEST FOR CUSTOMER SERVICE RECORD (CSR)
                      - SERVICE AVAILABILITY
                      - SERVICE APPOINTMENT SCHEDULING (DUE DATE)
                      - DISPATCH REQUIRED
                      - PIC

                6.1.2   MEASUREMENT - Percent Response Received Within "X"
                        Seconds
                        DEFINITION - The average response time in seconds from the SWBT side of the Remote Access Facility (RAF) and return for pre-order interfaces (Verigate and DataGate) by function.
                        CALCULATION - Sigma[(Query Response Date & Time) - (Query Submission Date & Time)]/(Number of Queries Submitted in Reporting Period)
                        REPORT STRUCTURE - Reported on a company basis by interface for DATAGATE and VERIGATE.
                        BENCHMARK: TO BE DETERMINED
                      - ADDRESS VERIFICATION
                      - REQUEST FOR TELEPHONE NUMBER
                      - REQUEST FOR CUSTOMER SERVICE RECORD (CSR)
                      - SERVICE AVAILABILITY
                      - SERVICE APPOINTMENT SCHEDULING (DUE DATE)
                      - DISPATCH REQUIRED
                      - PIC

                6.1.3   MEASUREMENT - EASE Average Response Time
                        DEFINITION - Average screen to screen response from the SWBT side of the Remote Access Facility (RAF) and return CALCULATION - Sigma[(Query Response Date & Time) - (Query Submission Date & Time)] DIVIDED BY (Number of Queries Submitted in Reporting Period)
                        REPORT STRUCTURE - Reported for all CLECs and SWBT by division name (CPU platform)
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.1.4   MEASUREMENT - OSS Interface Availability
                        DEFINITION - Percent of time OSS interface is available compared to scheduled availability
                        CALCULATION - ((# scheduled system available hours - unscheduled unavailable system hours) DIVIDED BY scheduled system available hours)) * 100
                        REPORT STRUCTURE - Reported on a company basis by interface e.g. EASE, DATAGATE, VERIGATE, LEX, EDI and TOOLBAR. The RAF will be reported by CLEC
                        BENCHMARK - 99%

                6.1.5 MEASUREMENT - % Firm Order Confirmations (FOCs) Received Within "X" Hours
                        DEFINITION - Percent of FOCs returned within a specified time frame from receipt of service requests to return of confirmation to CLEC All Res. And Bus. < 24 Hours Complex Business - Negotiated
                        CALCULATION - (# FOCs returned within "X" hours DIVIDED BY total FOCs sent) * 100.
                        REPORT STRUCTURE - Reported for CLEC and all CLECs. This includes mechanized from EDI and LEX and manual (FAX or phone orders). The FOC for EASE is considered to be at the time the due date is negotiated and is not included in the calculation.
                        BENCHMARK - 90% within "X" hours

                6.1.6   MEASUREMENT - Average Time To Return FOC
                        DEFINITION - The average time to return FOC from receipt of service order to return of confirmation to CLEC CALCULATION - Sigma[(Date and Time of FOC) - (Date and Time of Order Acknowledgment)] DIVIDED BY (# of FOCs) REPORT STRUCTURE - Reported for CLEC and all CLECs BENCHMARK - 90% within "X" hours

                6.1.7 MEASUREMENT - Percent Mechanized Completions Returned Within 1 Hour Upon Successful Execution Of The SORD (BU340) Batch Cycle

                        Which Updates The Order Status, Indicating A Completion Notice. The batch process executes at the following times: 9:00 AM, 12:00 noon, 3:00 PM, 6:00 PM, 10:30 PM.
                        DEFINITION - % mechanized completions returned within 1 hour for EDI and LEX
                        CALCULATION - (# mechanized completions returned to CLEC within 1 hour DIVIDED BY total completions) * 100
                        REPORT STRUCTURE - Reported for CLEC and all CLECs for the electronic interfaces (EDI and LEX). The 1 hour interval above is subject to change as the EDI polling time frame changes
                        BENCHMARK - 97%

                6.1.8   MEASUREMENT - Average Time to Return Mechanized
                        Completions
                        DEFINITION - Average time required to return a mechanized completion
                        CALCULATION - Sum [(Date and Time of Notice Of Completion Issued to the CLEC) -(Date and Time of Work Completion)]DIVIDED BY(# of Orders Completed).
                        REPORT STRUCTURE - Reported on CLEC and all CLECs for the electronic interfaces (EDI and LEX). The 1 hour interval is subject to change as the EDI polling time frame changes
                        BENCHMARK - 97%

                6.1.9   MEASUREMENT - Percent Rejects
                        DEFINITION - The number of rejects compared to the issued orders for the electronic interfaces (EDI, RMI and LEX)
                        CALCULATION - (# of rejects DIVIDED BY total orders issued) * 100
                        REPORT STRUCTURE - Reported on CLEC and all CLECs for the electronic interfaces (EDI and LEX)
                        BENCHMARK - Not required (Diagnostic)

                6.1.10 MEASUREMENT - Percent Mechanized Rejects Returned Within 1 Hour Of The Start Of The EDI/LASR Batch Process DEFINITION - Percent mechanized rejects returned within 1 hour of the start of the EDI/LASR batch process. The EDI and LASR processes execute every two hours between 6:00 A.M. and 12:00 A.M
                        CALCULATION - (# mechanized rejects returned within 1 hour DIVIDED BY total rejects) * 100
                        REPORT STRUCTURE - Reported for CLEC and all CLECs for the electronic interfaces (EDI and LEX
                        BENCHMARK - 97% within I hour of PON

                6.1.11 MEASUREMENT - Mean Time to Return Mechanized Rejects DEFINITION - Average time required to return a mechanized reject

                        CALCULATION - E[(Date and Time of Order Rejection) - (Date and Time of Order Acknowledgment)]+ (# of Orders Rejected)
                        REPORT STRUCTURE - Reported on CLEC and all
                        CLECs for the electronic interfaces (EDI and LEX) BENCHMARK - 97% within I hour of PON

                6.1.12 MEASUREMENT - Mechanized Provisioning Accuracy DEFINITION - Percent of mechanized orders completed as ordered
                        CALCULATION - (# of order's completed as ordered DIVIDED BY total orders) * 100
                        REPORT STRUCTURE - Reported by individual CLEC, CLECs and SWBT
                        BENCHMARK - EQUAL TO SWBT's OWN

                6.1.13 MEASUREMENT - Order Process Percent Flow Through DEFINITION - Percent of orders or LSRs from entry to distribution that progress through SWBT ordering systems excluding rejects
                        CALCULATION - (# of "good" orders that flow through DIVIDED BY total orders) * 100
                        LASR orders that flow through are those orders that go to the mechanized order generation (MOG). Total orders are the sum or orders that go to the MOG and those that go to folders for manual handling. EASE orders that flow through are those orders that are issued by using the PF11 key and do not go to the error queue. The total orders are all PF11 issued orders.
                        REPORT STRUCTURE - Reported by individual
                        CLEC, CLECs and SWBT for CLEC typed orders and LSC typed orders
                        BENCHMARK - EQUAL TO SWBT'S OWN

        6.2     BILLING

                6.2.14  MEASUREMENT - Billing Accuracy
                        DEFINITION - SWBT performs three bill audits to ensure the accuracy of the bills rendered to its customers: CRIS and toll/usage. A sample of customer accounts is selected on the basis of USOCs and classes of service using CIDB. The purpose of this audit is to assure that the monthly bill sent to the CLECs for resale services is accurate according to the rating of the USOCs and classes of service. For all accounts that are audited, the numbers of bills that have been released prior to correction are counted as an error.
                        CALCULATION - (# of bills not corrected prior to bill release DIVIDED BY total bills audited) * 100 REPORT STRUCTURE - Reported for aggregate of all CLECs and SWBT for the CRIS, and Usage bill audits
                        BENCHMARK - EQUAL TO SWBT's OWN

                6.2.15 MEASUREMENT - Percent of Accurate And Complete Formatted Mechanized Bills
                        DEFINITION - Measurements the % of monthly bills sent to the CLECs via the mechanized EDI process that are accurate and complete. if an error is found, a decision must be made to correct the error before the bill is rendered and jeopardize timeliness or to send the bill out on time and in error.
                        CALCULATION - (Count of accurate and complete formatted mechanized bills via EDI DIVIDED BY total # of mechanized bills via EDI) * 100
                        REPORT STRUCTURE - Reported for CLEC and all CLECs BENCHMARK - 99%

                6.2.16 MEASUREMENT - Percent Of Billing Records Transmitted Correctly

                        DEFINITION - Measurements % of billing records transmitted correctly on the usage extract feed. Usage records are sent to the CLEC each day containing information to enable the CLEC to more promptly bill their own customers. Controls and edits within the billing system uncover certain types of errors, which are likely to appear on the usage records. When these errors are uncovered, a new release of the program will be written to insure that the error does not occur again. Thus, an error that is reported in one month should not occur the next month because the billing program error would have fixed by the next month. CALCULATION - (Count of billing records transmitted correctly DIVIDED BY total billing records transmitted)
                        * 100
                        REPORT STRUCTURE - Reported for CLEC and all CLECs BENCHMARK - 95%

                6.2.17  MEASUREMENT - Billing Completeness
                        DEFINITION - Percent of service orders that are posted in the CRIS billing system prior to the customers bill period
                        CALCULATION - (Count of service orders included in current applicable bill period DIVIDED BY total service orders in current applicable bill period) * 100
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT BENCHMARK - EQUAL TO SWBT'S OWN

                6.2.18 MEASUREMENT - Billing Timeliness (Wholesale Bill) DEFINITION - Billing timeliness measurements the length of time from message creation to the time it is made available to the CLECS. Data is collected from a transmission report obtained each month from CIDB. A mechanized bill will be considered timely if it is sent by midnight of the 6th work day after the end of the bill period. Since


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                                                                   PAGE 9 OF 21

                        paper bills are handled via the same process that SWBT uses for paper distribution no measurement is provided. CALCULATION - (Count of bills released on time
                        DIVIDED BY total number of bills released) * 100
                        REPORT STRUCTURE - Reported for CLEC and all CLECs BENCHMARK - 95% within the 6th work day

                6.2.19  MEASUREMENT - Daily Usage Feed Timeliness
                        DEFINITION - Usage information is sent to the CLECs on a daily basis. This usage data must be sent to the CLEC within 6 days in order to be considered timely. CALCULATION - (Number of usage feeds transmitted on time DIVIDED BY total number of usage feeds) * 100
                        REPORT STRUCTURE - Reported for CLEC and all CLECs BENCHMARK - 95% within the 6th work day

                6.2.20  MEASUREMENT - Unbillable Usage
                        DEFINITION - Percentage of usage data that is unbillable. For CRIS billing, the total dollars for AMA/ECS write off is divided by the total CRIS AMA/ECS billing.
                        CALCULATION - (Total unbillable usage DIVIDED BY total usage)* 100
                        REPORT STRUCTURE - Reported for the aggregate of SWBT and CLECs
                        BENCHMARK - Not required (Aggregate measurement)

        6.3     MISCELLANEOUS ADMINISTRATIVE

                6.3.21  MEASUREMENT - LSC Average Speed Of Answer
                        DEFINITION - The average time a customer is in queue. The time begins when the customer enters the queue and ends when the call is answered by a SWBT representative CALCULATION - Total queue time DIVIDED BY total calls REPORT STRUCTURE - Reported for all calls to the LSC by operational separation and SWBT retail
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.3.22  MEASUREMENT - LSC Grade Of Service (GOS)
                        DEFINITION - % of calls answered by the LSC within a specified period of time
                        CALCULATION - Total number of calls answered by the LSC within a specified period of time DIVIDED BY total number of calls answered by the LSC
                        REPORT STRUCTURE - Reported for all calls to the LSC by operational separation and SWBT retail (RSC and BSC) BENCHMARK - EQUAL TO SWBT'S OWN



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                                                                  PAGE 10 OF 21

                6.3.23  MEASUREMENT - Percent Busy in the LSC
                        DEFINITION - Percent of calls which are unable to reach the Local Service Center due to a busy condition in the ACD
                        CALCULATION - (Count of blocked calls DIVIDED BY total calls offered) * 100
                        REPORT STRUCTURE - Reported for all CLECs and SWBT BENCHMARK - EQUAL TO SWBT'S OWN

                6.3.24  MEASUREMENT - LOC Average Speed Of Answer
                        DEFINITION - The average time a customer is in queue. The time begins when the customer enters the queue and ends when the call is answered by a SWBT representative CALCULATION - Total queue time DIVIDED BY total calls REPORT STRUCTURE - Reported for all calls to the LOC for all CLECs and SWBT retail
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.3.25  MEASUREMENT - LOC Grade Of Service (GOS)
                        DEFINITION - % of calls answered by the LOC within a specified period of time
                        CALCULATION - Total number of calls answered by the LOC within a specified period of time DIVIDED BY total number of calls answered by the LOC
                        REPORT STRUCTURE - Reported for all calls to the LSC by operational separation and SWBT retail (Repair Bureau) BENCHMARK - EQUAL TO SWBT'S OWN

                6.3.26  MEASUREMENT - Percent Busy in the LOC
                        DEFINITION - Percent of calls which are unable to reach the Local Operations Center due to a busy condition in the ACD
                        CALCULATION - (Count of blocked calls DIVIDED BY total calls offered) * 100
                        REPORT STRUCTURE - Reported for all CLECs and SWBT BENCHMARK - EQUAL TO SWBT'S OWN

        6.4     POTS - PROVISIONING

                6.4.27  MEASUREMENT - Mean Installation Interval
                        DEFINITION - Average business days from application date to completion date for N, T, C orders excluding customer caused misses and customer requested due dates that are earlier or greater than 5 business days
                        CALCULATION - [Sigma (completion date - application date)] DIVIDED BY (Total number of orders completed)



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                                                                 PAGE 11 OF 21

                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT, by Field Work (FW), No Field Work (NFW), Business and Residence
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.4.28 MEASUREMENT - Percent Installations Completed Within "X" Business Days (POTS)
                        DEFINITION - Measure of orders completed within "X" business days, 5 business days for FW and 3 business days for NFW, of receipt of confirmed service order for POTS resale service excluding orders where customer requested a due date greater than "X" business days and excluding orders with only customer caused misses CALCULATION - (Count of N,T,C orders installed within business 5 days DIVIDED BY total N,T,C orders)* 100 REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT by Field Work (FW), No Field Work (NFW), Business and Residence
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.4.29 MEASUREMENT - Percent SWBT Caused Missed Due Dates DEFINITION - Percent of N,T,C orders where installation was not completed by the due date, excluding customer caused misses
                        CALCULATION - (Count of N,T,C orders not completed by the due date, excluding customer caused misses DIVIDED BY total number of N,T,C orders) * 100
                        REPORT STRUCTURE - Reported for CLEC all CLECs and SWBT by Field Work (FW), No Field Work (NFW), Business and Residence
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.4.30 MEASUREMENT - Percent SWBT Missed Due Dates Due To Lack Of Facilities
                        DEFINITION - Percent N,T,C orders with missed committed due dates due to lack of facilities
                        CALCULATION - (Count N,T,C orders with missed committed due dates due to lack of facilities DIVIDED BY total N,T,C orders) * 100
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT Retail for POTS Reported for > 30 calendar days & > 90 calendar days (Calculated monthly based on posted orders)
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.4.31 MEASUREMENT - Average Delay Days For Missed Due Dates Due To Lack Of Facilities
                        DEFINITION - Average calendar days from due date to completion date on company missed orders due to lack of facilities
                        CALCULATION - Sigma(Completion date - committed order due date) DIVIDED BY (# of posted orders)

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                                                                   PAGE 12 OF 21

                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT Retail POTS
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.4.32 MEASUREMENT - Average Delay Days for SWBT Caused Missed Due Dates
                        DEFINITION - Average calendar days from due date to completion date on company missed orders
                        CALCULATION - Sum (Completion date - committed order due date) DIVIDED BY (# of posted orders)
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT Retail POTS,
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.4.33 MEASUREMENT - Percent SWBT Caused Missed Due Dates > 30 Days
                        DEFINITION - Percent of N,T,C orders where installation was completed > 30 days following the due date, excluding customer caused misses
                        CALCULATION - (Count of N, T, C orders completed > 30 days following the due date, excluding customer caused misses DIVIDED BY total number of N, T, C orders) * 100 REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT for Resold POTS
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.4.34 MEASUREMENT - Count of Orders Canceled After the Due Date (SWBT Caused)
                        DEFINITION - Orders canceled after the due date caused by SWBT
                        CALCULATION - (1-30, 31-90, and > 90 DIVIDED BY count of canceled orders)
                        REPORT STRUCTURE - Reported for individual CLECs and the aggregate of all CLECs
                        BENCHMARK - Not required (Diagnostic)

                6.4.35 MEASUREMENT - Percent Trouble Reports Within 10 Days Of Install
                        DEFINITION - Percent of N, T, C orders that receive a network customer trouble report not caused by CPE or wiring within 10 calendar days of service order completion excluding subsequent reports and all disposition code "13" reports 6
                        CALCULATION - (Count of N, T, C orders that receive a network customer trouble report within 10 calendar days of service order completion DIVIDED BY total N,T,C orders (excludes trouble reports received on the due date))* 100



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                                                                   PAGE 13 OF 21


                        REPORT STRUCTURE - Reported for POTS Resale by CLEC, total CLECs and SWBT retail by Field Work (FW), No Field Work (NFW) business and residence
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.4.36 MEASUREMENT - Percent No Access (Trouble Reports With No Access)
                        DEFINITION - Percent of Field Work (FW) orders with a status of "No Access"
                        CALCULATION - Count of orders that are No Access DIVIDED BY total orders
                        REPORT STRUCTURE - Reported for CLEC, total CLECs and
                        SWBT
                        BENCHMARK - Resale POTS parity between FW compared to SWBT FW (N, T, C order types) and NFW compared to SWBT Retail NFW (N,T,C order types).

        6.5     POTS - MAINTENANCE

                6.5.37  MEASUREMENT - Trouble Report Rate
                        DEFINITION - The number of customer trouble reports not caused by CPE or wiring, CPE and disposition code "13" reports within a calendar month per 100 lines CALCULATION - [Total number of customer trouble reports DIVIDED BY (total lines DIVIDED BY 100)].
                        REPORT STRUCTURE - Reported for POTS Resale trouble reports by CLEC, all CLECs and SWBT retail (valid for line counts of 300,000 or greater)
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.5.38 MEASUREMENT - Percent Missed Repair Commitments DEFINITION - Percent of trouble reports not cleared by the commitment time, excluding disposition code "13" reports
                        CALCULATION - (Count of trouble reports not cleared by the commitment time for company reasons DIVIDED BY total trouble reports) * 100
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT retail by dispatch and no dispatch
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.5.39  MEASUREMENT - Receipt To Clear Duration
                        DEFINITION - Average duration of customer trouble reports from the receipt of the customer trouble report to the time the trouble report is cleared with the customer excluding subsequent, and all disposition code "13" reports (excludable)



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                                                                   PAGE 14 OF 21

                        CALCULATION - sigma[(Date and time ticket is cleared with customer) - (Date and time ticket received)] DIVIDED BY total customer network trouble reports REPORT STRUCTURE - Reported for POTS Resale trouble reports by CLEC, all CLECs and SWBT retail for Out of Service and Affecting Service by Dispatch and No-Dispatch
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.5.40 MEASUREMENT - Percent Out Of Service (OOS) < 24 Hours DEFINITION - Percent of OOS trouble reports cleared in less than 24 hours excluding subsequents, tickets received on Saturday or Sunday, no access and all disposition code "13" reports (excludable)
                        CALCULATION - (Count of OOS trouble reports < 24 hours DIVIDED BY total number of OOS trouble reports) * 100 REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT retail
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.5.41  MEASUREMENT - Percent Repeat Reports
                        DEFINITION - Percent of customer trouble reports received within 10 calendar days of a previous customer report that were not caused by CPE or wiring excluding subsequent reports and all disposition code "13" reports. (excludable)
                        CALCULATION - (Count of customer trouble reports, not caused by CPE or wiring and excluding subsequent reports, received within 10 calendar days of a previous customer report DIVIDED BY total customer trouble reports not caused by CPE or wiring and excluding subsequent reports)*100
                        REPORT STRUCTURE - Reported by CLEC, all CLECs and SWBT retail
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.5.42 MEASUREMENT - Percent No Access (% Trouble reports with No Access).
                        DEFINITION - Percent of dispatched customer trouble reports with a status of "No Access".
                        CALCULATION - Count of trouble reports with a status of "No Access" to customer's premise DIVIDED BY total dispatched customer trouble reports
                        REPORT STRUCTURE - Reported for CLEC, total CLECs and
                        SWBT
                        BENCHMARK - POTS - Parity with SWBT Retail

        6.6     SPECIALS - PROVISIONING

                6.6.43 MEASUREMENT - Average Installation Interval DEFINITION - Average business days from application date to completion date for N,T,C orders by item. Excludes customer caused

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                                                                   PAGE 15 OF 21


                        misses and customer requested due dates that are earlier or greater than "X" business days
                        CALCULATION - [Sigma(completion date - application date)] DIVIDED BY (total number of orders completed) REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT by DDS, DS1, DS3, Voice Grade Private Line (VGPL) and ISDN and any other services available for resale BENCHMARK - EQUAL TO SWBT'S OWN

                6.6.44 MEASUREMENT - Percent Installations Completed Within "X" Business Days
                        DEFINITION - Percent installations completed within "X" business days excluding customer caused misses and customer requested due date greater than "X" business days
                        CALCULATION - (Count of N,T,C orders by item installed within business "X" business days DIVIDED BY total N,T,C orders by item) * 100
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT by DDS, DS1, DS3, Voice Grade Private Line (VGPL) and ISDN and any other services available for resale BENCHMARK - EQUAL TO SWBT'S OWN

                6.6.45 MEASUREMENT - Percent SWBT Caused Missed Due Dates DEFINITION - Percent of N,T,C orders where installations were not completed by the negotiated due date excluding customer caused misses
                        CALCULATION - (Count of N,T,C orders by item with missed due dates excluding customer caused misses DIVIDED BY total number of N,T,C orders by item) * 100
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and
                        SWBT by DDS, DS1, DS3, Voice Grade Private Line (VGPL) and ISDN and any other services available for resale BENCHMARK- EQUAL TO SWBT'S OWN

                6.6.46 MEASUREMENT - Percent Installation Reports Within 30 Days (I-30)
                        DEFINITION - Percent of N,T,C orders by item that receive a network customer trouble report within 30 calendar days of service order completion CALCULATION - (Count of N,T,C orders by item that receive a network customer trouble report within 30 calendar days of service order completion DIVIDED BY total N,T,C orders by item (excludes trouble reports received on the due date)) * 100

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                                                                   PAGE 16 OF 21


                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT by DDS, DS1, DS3, Voice Grade Private Line (VGPL) and ISDN and any other services available for resale BENCHMARK - EQUAL TO SWBT'S OWN

                6.6.47 MEASUREMENT - Percent SWBT Missed Due Dates Due To Lack Of Facilities
                        DEFINITION - Percent N,T,C orders by item with missed committed due dates due to lack of facilities CALCULATION - (Count of N,T,C orders by item with missed committed due dates due to lack of facilities DIVIDED
                        BY total N,T,C orders by item) * 100
                        REPORT STRUCTURE - Reported for Specials Resale by CLEC, all CLECs and SWBT Retail Reported for > 30 calendar days & > 90 calendar days
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.6.48 MEASUREMENT - Delay Days For Missed Due Dates Due To Lack Of Facilities
                        DEFINITION - Average calendar days from due date to completion date on company missed orders due to lack of facilities
                        CALCULATION - Sigma(Completion date - Committed order due date) DIVIDED BY (# of completed orders)
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT Retail Specials
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.6.49  MEASUREMENT - Delay Days for SWBT Caused Missed Due
                        Dates
                        DEFINITION - Average calendar days from due date to completion date on company missed orders
                        CALCULATION - Sum (Completion date - committed order due date) DIVIDED BY (# of posted orders)
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT Retail Specials
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.6.50 MEASUREMENT - Percent SWBT Caused Missed Due Dates > 30 Days
                        DEFINITION - Percent of N, T, C orders where installation was completed > 30 days following the due date, excluding customer caused misses
                        CALCULATION - (Count of N, T, C orders completed > 30 days following the due date, excluding customer caused misses DIVIDED BY total number of N, T, C orders) * 100

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                                                                   PAGE 17 OF 21


                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT for Retail Specials
                        BENCHMARK - EQUAL TO SWBT'S OWN

                6.6.51 MEASUREMENT - Count Of Orders Canceled After The Due Date (SWBT Caused)
                        DEFINITION - Orders canceled after the due date which were caused by SWBT
                        CALCULATION - (1-30, 31-90, and > 90 DIVIDED BY the count of canceled orders)
                        REPORT STRUCTURE - Reported for individual CLECs and the aggregate of all CLECs
                        BENCHMARK - Not required (Diagnostic)

        6.7     SPECIALS - MAINTENANCE

                6.7.52  MEASUREMENT - Mean Time To Restore
                        DEFINITION - Average duration of network customer trouble reports from the receipt of the customer trouble report to the time the trouble report is cleared excluding no access and delayed maintenance
                        CALCULATION - Sigma[(Date and time trouble report is cleared with the customer) - (date and time trouble report is received)] DIVIDED BY total network customer trouble reports
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT by DDS, DS1, DS3, Voice Grade Private Line (VGPL) and ISDN and any other services available for resale BENCHMARK - EQUAL TO SWBT'S OWN

                6.7.53  MEASUREMENT - Percent Repeat Reports
                        DEFINITION - Percent of network customer trouble reports received within 30 calendar days of a previous customer report
                        CALCULATION - (Count of network customer trouble reports received within 30 calendar days of a previous customer report DIVIDED BY total network customer trouble reports.) * 100
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT by DDS, DS1, DS3, Voice Grade Private Line (VGPL) and ISDN and any other services available for resale BENCHMARK - EQUAL TO SWBT'S OWN

                6.7.54  MEASUREMENT - Failure Frequency
                        DEFINITION - The number of network customer trouble reports within a calendar month per 100 circuits CALCULATION - [Count of network trouble reports DIVIDED BY (Total Resold circuits DIVIDED BY 100)]
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                                                                 PAGE 18 OF 21

                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT by DDS, DS1, DS3, Voice Grade Private Line (VGPL) and ISDN and any other services available for resale BENCHMARK - EQUAL TO SWBT's OWN

        6.11    DIRECTORY ASSISTANCE (DA) AND OPERATOR SERVICES (OS)

                6.11.55 MEASUREMENT - Directory Assistance Grade Of Service
                        DEFINITION - % of directory assistance calls answered
                        < 1.5, < 2.5, > 7.5, > 10.0, > 15.0, > 20.0, and > 25.0
                        seconds
                        CALCULATION - Calls answered within "X" seconds DIVIDED BY total calls answered
                        REPORT STRUCTURE - Reported for the aggregate of SWBT and CLECs
                        BENCHMARK - Not required (Aggregate measurement)

                6.11.56 MEASUREMENT - Directory Assistance Average Speed Of
                        Answer
                        DEFINITION - The average time a customer is in queue. The time begins when the customer enters the queue and ends when the call is answered by a SWBT representative CALCULATION - Total queue time DIVIDED BY total calls REPORT STRUCTURE - Reported for the aggregate of SWBT and CLECs
                        BENCHMARK - Not required (Aggregate measurement)

                6.11.57 MEASUREMENT - Operator Services Grade Of Service
                        DEFINITION - % of operator services calls answered
                        < 1.5, < 2.5, > 7.5, > 10.0, > 15.0, > 20.0, and > 25.0
                        seconds
                        CALCULATION - Calls answered within "x" seconds DIVIDED BY total calls answered
                        REPORT STRUCTURE - Reported for the aggregate of SWBT and CLECs
                        BENCHMARK - Not required (Aggregate measurement)

                6.11.58 MEASUREMENT - Operator Services Average Speed Of Answer
                        DEFINITION - The average time a customer is in queue. The time begins when the customer enters the queue and ends when the call is answered by a SWBT representative CALCULATION - Total queue time DIVIDED BY total calls Structure - Reported for the aggregate of SWBT and CLECs BENCHMARK - Not required (Aggregate measurement)

                6.11.59 MEASUREMENT - Percent Calls Abandoned
                        DEFINITION - The percent of calls where the customer hangs up while the call is in queue
                        CALCULATION - (Number of calls abandoned DIVIDED BY number of operator positions requested) * 100


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                                                                 PAGE 19 OF 21

                        REPORT STRUCTURE - Reported for CLEC and SWBT in the aggregate
                        BENCHMARK - Not required (Aggregate measurement)

                6.11.60 MEASUREMENT - Percent Calls Deflected
                        DEFINITION - The percent of calls that are received and are unable to be placed in queue
                        CALCULATION - (Number of calls deflected DIVIDED BY number of operator positions requested) * 100
                        REPORT STRUCTURE - Reported for CLEC and SWBT in the aggregate
                        BENCHMARK - Not required (Aggregate measurement)

                6.11.61 MEASUREMENT - Average Work Time
                        DEFINITION - the average number of seconds an operator spends handling a customer's request for assistance in obtaining a telephone number, placing a call at the customer's request or in a position busy state. The Average Work Time normally begins when the customer connects to an operator position and ends when the operator position releases the customer after serving his/her request.
                        CALCULATION - Sum (Time operator position releases customer - time customer connects to an operator position) DIVIDED BY calls
                        REPORT STRUCTURE - Reported for CLEC and SWBT in the aggregate
                        BENCHMARK - Not required (Aggregate measurement)

                6.11.62 MEASUREMENT - Non-Call Busy Work Volumes
                        DEFINITION - The amount of time in CCS (Centum Call Second) that an operator has placed their position in make busy or in a position busy state
                        CALCULATION - Sum (Time operator position in busy state
                        - time operator removed position from busy state) REPORT STRUCTURE - Reported for CLEC and SWBT in the aggregate
                        BENCHMARK - Not required (Aggregate measurement)

        6.14    911

                6.14.63 MEASUREMENT - Average Time To Clear Errors
                        DEFINITION - The average time it takes to clear an error after it is detected during the processing of the 911 database file. The clock will start upon receipt of the error file and end when the error is corrected. This is only on resale orders that SWBT installs.
                        CALCULATION - sigma(Date and time error detected - date and time error cleared) DIVIDED BY total number of errors
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT BENCHMARK - EQUAL TO SWBT'S OWN

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                                                                   PAGE 20 OF 21


                6.14.64 MEASUREMENT - Percent Accuracy 911 Database Updates
                        DEFINITION - The percent of 911 records that were updated by SWBT in error
                        CALCULATION - (Number of SWBT caused update errors DIVIDED BY total number of updates) * 100
                        REPORT STRUCTURE - CLEC, all CLECs and SWBT
                        BENCHMARK - EQUAL TO SWBT'S OWN

        6.17    DIRECTORY ASSISTANCE DATA BASE

                6.17.65 MEASUREMENT - Percent DA Database Accuracy For Manual
                        Updates
                        DEFINITION - The percent of DA records that were updated by SWBT in error. The data required to calculate this measurement will be provided by the CLEC. The CLEC will provide the number of records transmitted and the errors found. SWBT will verify the records determined to be in error to validate that the records were input by SWBT incorrectly.
                        CALCULATION - (Number of SWBT caused update errors DIVIDED BY total number of updates) * 100
                        REPORT STRUCTURE - Reported by CLEC and all CLECs for facility based providers
                        BENCHMARK - 97% accuracy for DA database updates for the manual DA process

                6.17.66 MEASUREMENT - Percent of Electronic Updates that flow
                        Through the DSR Process Without Manual Intervention DEFINITION - Percent of DSRs from entry to distribution that progress through SWBT ordering systems to ALPS/LIRA CALCULATION - (Number of DSRs that flow through to ALPS/LIRA DIVIDED BY total LSRs)* 100
                        REPORT STRUCTURE - CLEC and all CLECs
                        BENCHMARK - 97%

        6.19 NXX

                6.19.67 MEASUREMENT - Percent NXXs Loaded And Tested Prior To
                        The LERG Effective Date
                        DEFINITION - The percent of NXXs loaded and tested prior to the LERG effective date
                        CALCULATION - (Count of NM loaded and tested by LERG date DIVIDED BY total NXXs loaded and tested) * 100 REPORT STRUCTURE - Reported by CLEC, all CLECs and SWBT BENCHMARK - EQUAL TO SWBT's OWN

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                6.19.68 MEASUREMENT - Average Delay Days For NXX Loading And
                        Testing
                        DEFINITION - Average calendar days from due date to completion date on company missed NXX orders CALCULATION - Sum (Completion date - LERG date) DIVIDED BY (number of orders)
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and
                        SWBT
                        BENCHMARK - Equal to SWBT's own

                6.19.69 MEASUREMENT - Mean Time To Repair
                        DEFINITION - Average calendar days from due date to completion date on company missed NXX orders
                        CALCULATION - Sum (Completion date - LERG date)
                        DIVIDED BY (number of orders)
                        REPORT STRUCTURE - Reported for CLEC, all CLECs and SWBT BENCHMARK - EQUAL TO SWBT'S OWN

7.0     APPLICABILITY OF OTHER RATES, TERMS AND CONDITIONS

        7.1 This appendix, and every service provided hereunder, shall be subject to all rates, terms and conditions contained in this Agreement or any other appendices or attachments to this Agreement which are legitimately related to such service; and all such rates, terms and conditions are incorporated by reference herein and as part of every service provided hereunder. Without limiting the general applicability of the foregoing, the following terms and conditions of the General Terms and Conditions are specifically agreed by the Parties to be legitimately related to, and to be applicable to, each service Provided hereunder: definitions, interpretation and construction, notice of changes, general responsibilities of the Parties, effective date, terra, termination, disclaimer of representations and warranties, changes in end user local exchange service provider selection, severability, intellectual property, indemnification, limitation of liability, force majeure, confidentiality, disputed amounts, dispute resolution, intervening law and miscellaneous.